Exhibit 10.1 [Execution Copy] ASSET PURCHASE AGREEMENT BY AND AMONG PASSPORT HEALTH PLAN, INC., EVOLENT HEALTH LLC, AND MOLINA HEALTHCARE, INC. DATED AS OF JULY 16, 2020 -1-

TABLE OF CONTENTS Page ARTICLE I PURCHASE OF ASSETS ........................................................................................................ 2 Section 1.1 Acquired Assets ..................................................................................................... 2 Section 1.2 Excluded Assets ..................................................................................................... 3 Section 1.3 Assumed Liabilities ............................................................................................... 5 Section 1.4 Excluded Liabilities ............................................................................................... 5 Section 1.5 Misdirected Payments ............................................................................................ 5 Section 1.6 Unassignable Contracts .......................................................................................... 5 Section 1.7 Purchase Price. ....................................................................................................... 6 Section 1.8 Allocation .............................................................................................................. 8 ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER.................................................. 8 Section 2.1 Organization and Standing ..................................................................................... 8 Section 2.2 Title ........................................................................................................................ 8 Section 2.3 No Undisclosed Liabilities ..................................................................................... 9 Section 2.4 Litigation, Etc ........................................................................................................ 9 Section 2.5 Compliance with Laws. ......................................................................................... 9 Section 2.6 No Conflict With Other Documents .................................................................... 11 Section 2.7 Authority .............................................................................................................. 11 Section 2.8 Absence of Certain Changes ................................................................................ 11 Section 2.9 Governmental Authorizations .............................................................................. 12 Section 2.10 Privacy and Information Security. ....................................................................... 12 Section 2.11 Taxes .................................................................................................................... 13 Section 2.12 Employees and Employee Benefits ..................................................................... 13 Section 2.13 Material Contracts................................................................................................ 16 Section 2.14 Intellectual Property ............................................................................................. 17 Section 2.15 Real Property. ...................................................................................................... 18 Section 2.16 Material Vendors and Top Providers. .................................................................. 18 Section 2.17 Financial Statements ............................................................................................ 19 Section 2.18 Books and Records .............................................................................................. 19 Section 2.19 Insurance .............................................................................................................. 19 Section 2.20 No Finder’s Fee ................................................................................................... 19 Section 2.21 No Other Representations .................................................................................... 19 ARTICLE III REPRESENTATIONS AND WARRANTIES OF Buyer ................................................... 20 Section 3.1 Organization and Standing ................................................................................... 20 -i-

Section 3.2 Ability to Operate Medicaid Business ................................................................. 20 Section 3.3 Compliance with Laws. ....................................................................................... 20 Section 3.4 No Conflict With Other Documents .................................................................... 20 Section 3.5 Authority .............................................................................................................. 20 Section 3.6 Litigation, Etc ...................................................................................................... 21 Section 3.7 Financing ............................................................................................................. 21 Section 3.8 Governmental Authorizations .............................................................................. 21 Section 3.9 No Finder’s Fee ................................................................................................... 21 Section 3.10 No Other Representations .................................................................................... 21 ARTICLE IV Certain Covenants ................................................................................................................ 21 Section 4.1 Certain Efforts to Close Transactions .................................................................. 21 Section 4.2 Novations. ............................................................................................................ 22 Section 4.3 Further Assurances .............................................................................................. 23 Section 4.4 Confidentiality. .................................................................................................... 24 Section 4.5 Exclusivity ........................................................................................................... 24 Section 4.6 Conduct of Business Prior to Complete Transfer. ............................................... 24 Section 4.7 Employees. ........................................................................................................... 26 Section 4.8 Other Closing Deliverables .................................................................................. 28 Section 4.9 Transition Services Agreement ............................................................................ 29 Section 4.10 Public Announcements ........................................................................................ 29 Section 4.11 Access; Preservation of Records. ......................................................................... 29 Section 4.12 Notification and Effect of Certain Matters .......................................................... 30 Section 4.13 Transfer Taxes ..................................................................................................... 30 Section 4.14 Restrictive Covenants .......................................................................................... 30 Section 4.15 D-SNP Administrative Services Agreement ........................................................ 31 Section 4.16 2022 D-SNP Bid .................................................................................................. 31 Section 4.17 Seller Name ......................................................................................................... 31 ARTICLE V Closing and Closing Deliveries ............................................................................................. 31 Section 5.1 Closing ................................................................................................................. 31 Section 5.2 Closing Deliveries by Seller ................................................................................ 31 Section 5.3 Closing Deliveries by Buyer ................................................................................ 33 ARTICLE VI CONDITIONS TO OBLIGATIONS TO CLOSE ............................................................... 33 Section 6.1 Conditions to Obligation of Buyer to Closing ..................................................... 33 Section 6.2 Conditions to Obligation of Seller and Evolent to Closing ................................. 34 -ii-

Section 6.3 Conditions to Obligation of Each Party to Closing in Connection with the Medicaid Novation .............................................................................................. 35 Section 6.4 Conditions to Obligation of Each Party to Closing in Connection with the D-SNP Novation .................................................................................................. 35 ARTICLE VII INDEMNIFICATION ........................................................................................................ 35 Section 7.1 Survival ................................................................................................................ 35 Section 7.2 Indemnification and Reimbursement By Seller ................................................... 36 Section 7.3 Indemnification and Reimbursement by Buyer ................................................... 36 Section 7.4 Limitations on Indemnification by Seller ............................................................ 37 Section 7.5 Time Limitations.................................................................................................. 37 Section 7.6 Third-Party Claims. ............................................................................................. 37 Section 7.7 Procedure For Indemnification – Other Claims ................................................... 38 Section 7.8 Additional Limitations. ........................................................................................ 38 Section 7.9 Exclusive Remedy ............................................................................................... 39 Section 7.10 Treatment of Indemnification Payments .............................................................. 39 ARTICLE VIII Termination; Unwind ........................................................................................................ 39 Section 8.1 Termination .......................................................................................................... 39 Section 8.2 Effect of Termination ........................................................................................... 40 Section 8.3 Unwind ................................................................................................................ 40 ARTICLE IX GENERAL PROVISIONS .................................................................................................. 41 Section 9.1 Expenses .............................................................................................................. 41 Section 9.2 Assignment; No Third Party Beneficiaries .......................................................... 41 Section 9.3 Notices ................................................................................................................. 41 Section 9.4 Waiver .................................................................................................................. 42 Section 9.5 Entire Agreement; Modification .......................................................................... 42 Section 9.6 Severability .......................................................................................................... 42 Section 9.7 Headings; Construction ........................................................................................ 42 Section 9.8 Governing Law .................................................................................................... 43 Section 9.9 Execution of Agreement; Counterparts ............................................................... 43 Section 9.10 Enforcement of Agreement .................................................................................. 43 Section 9.11 Guarantee. ............................................................................................................ 43 Section 9.12 Waiver of Jury Trial ............................................................................................. 44 -iii-

ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (this “Agreement”), made and entered into as of July 16, 2020, is by and among Passport Health Plan, Inc., a Kentucky corporation (“Seller”), Evolent Health LLC, a Delaware limited liability company (“Evolent”), and Molina Healthcare, Inc., a Delaware corporation (“Buyer”). Capitalized terms used herein but not otherwise defined are set forth in Annex A, attached hereto. Buyer, Seller, and Evolent are sometimes referred to herein individually as a “Party” and jointly as the “Parties.” RECITALS A. Seller operates a business that administers and delivers Medicaid managed care benefits in the Commonwealth of Kentucky (the “Medicaid Business”) pursuant to that certain Contract for Medicaid Managed Care Services between the Commonwealth of Kentucky, the Kentucky Cabinet for Health and Family Services (“CHFS”) and Seller, dated July 1, 2015 and as amended, supplemented and renewed from time to time (the “CHFS Medicaid Contract”), and administers and reinsures a business owned and operated by University Health Care, Inc. (“UHC”) that administers and delivers managed care benefits in the Commonwealth of Kentucky through the D- SNP Contract (the “D-SNP Business” and together with the Medicaid Business, the “Business”). B. Seller is a party to that certain Asset Purchase Agreement (the “UHC APA”), dated as of May 28, 2019 and as amended on December 30, 2019 and March 31, 2020, by and among UHC, Passport Health Solutions, LLC (“PHS”), Seller and Evolent Health, Inc., pursuant to which, among other things, Seller acquired the CHFS Medicaid Contract and certain other assets from UHC. C. Pursuant to the terms of the UHC APA, Seller is to acquire, amongst other things, the D-SNP Contract from UHC and certain real property from UHC and PHS subject to the terms and conditions set forth therein. D. Evolent provides administrative and management services for the Business pursuant to that certain Services Agreement, dated as of December 16, 2015, by and between Evolent and Seller (as amended from time to time, the “Services Agreement”), and that certain Administrative Services and Employee Lease Agreement, dated as of December 30, 2019, by and between UHC and Seller (the “UHC Services Agreement”). E. In connection with the Request for Proposal 758 2000000202, published on January 10, 2020, and closed on February 7, 2020 issued by CHFS with respect to the issuance of Medicaid contracts for plan year 2021 and the subsequent years included therein (the “RFP”), Buyer’s Affiliate, Molina Healthcare of Kentucky, Inc., a Kentucky corporation (the “Molina Plan”), was awarded a Medicaid contract. F. Seller’s CHFS Medicaid Contract is anticipated to terminate effective 11:59 p.m. on December 31, 2020. G. Seller has determined that it is in the best interest of its shareholders, the Commonwealth of Kentucky and the Enrollees to consider strategic alternatives for the ownership and operation of the Business and the ownership of the Acquired Assets, including the sale of the Acquired Assets to a qualified owner and operator that will continue the Business’ operations primarily in Louisville, Kentucky. -1-

H. The Parties believe that a transaction in which Buyer acquires the Acquired Assets will allow Buyer, working with Seller, to provide continuity of care to the Enrollees in connection with the transition of the Enrollees to a new Medicaid contract effective 12:00 a.m. on January 1, 2021 and Dual Eligible Special Needs Plan contract effective 12:00 a.m. on January 1, 2022. I. Each Party desires that Seller sell, convey, transfer and assign to Buyer, and that Buyer purchase, acquire and accept from Seller the Acquired Assets, and that Buyer assume certain liabilities of Seller or UHC related thereto, all upon and subject to the terms herein. J. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Parties’ willingness to enter into this Agreement, the Parties have entered into the Real Estate Purchase Agreement. AGREEMENT In consideration of the foregoing and the representations, warranties, covenants and agreements in this Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and incorporating the above recitals with and into this Agreement, each Party hereby agrees as follows: ARTICLE I PURCHASE OF ASSETS Section 1.1 Acquired Assets. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing but subject to the terms of the Bill of Sale, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of any Encumbrances (other than contractual obligations arising following the effectiveness of the applicable Transfer Date under any Contract assumed by Buyer pursuant to the terms hereof), all of Seller’s right, title and interest to the Acquired Assets. “Acquired Assets” means all of the following assets, but excluding any Excluded Asset: (a) all of the Seller’s rights to the following: (i) the Intellectual Property assets set forth on Annex 1.1(a); and (ii) Seller’s trade names, logos, service marks and trademarks and any variation or forms thereof, including the name “Passport Health Plan” (the “Seller Intellectual Property”); (b) subject to the receipt of the Required Medicaid Regulatory Approvals and consummation of the Medicaid Novation, all of Seller’s rights and interests in the CHFS Medicaid Contract to the extent arising on or after the CHFS Medicaid Contract Transfer Date and all rights to provide services to Medicaid Enrollees in Seller’s health plans comprising the Medicaid Business and the corresponding revenues (including bonuses) payable by payors with respect to such Medicaid Enrollees (and other individuals) to the extent such revenues (including bonuses) relate to dates of service that occur on or after the CHFS Medicaid Contract Transfer Date; (c) subject to the receipt of the Required D-SNP Regulatory Approvals and consummation of the D-SNP Novation and the terms of the New Reinsurance Agreement, all of Seller’s or UHC’s rights and interests in the D-SNP Contract to the extent arising on or after the D-SNP Contract Transfer Date and all rights to provide services to D-SNP Enrollees in Seller’s or UHC’s health plans comprising the D-SNP Business and the corresponding revenues (including bonuses) payable by payors with respect to such D-SNP Enrollees (and other individuals) to the extent such revenues (including bonuses) relate to dates of service that occur on or after the D-SNP Contract Transfer Date; -2-

(d) all Records relating to the Business and the other Acquired Assets (for the avoidance of doubt, other than the Excluded Records), including all customer, Enrollee, supplier and service provider lists, all employee records (to the extent permitted by applicable Legal Requirements) related to the Seller Employees and Provider records, and similar information used in Seller’s performance and/or administration of the CHFS Medicaid Contract, the D-SNP Contract and/or the Business, all other contact information, mailing lists and similar files; provided, however, that (A) no Records related to the CHFS Medicaid Contract and the D-SNP Contract shall be Acquired Assets unless and until the applicable Required Regulatory Approvals are obtained, (B) all Records will be provided to Buyer in the same format as maintained by Seller (or on behalf of Seller) and only in accordance with and to the extent permitted under applicable Legal Requirements and will not include any personally identifiable health records relating to Enrollees except to the extent required to operate the Business, (C) Buyer’s rights to use the Records shall be subject to any reasonable limitations required in order to comply with applicable Legal Requirements, (D) Seller shall be permitted to retain copies of all such Records, and (E) to the extent that any Records maintained by Seller relate to the Business but do not solely relate to the Business, the Acquired Assets described in this Section 1.1(d) shall only include the portion of such Records that relates specifically to the Business; (e) subject to Section 1.6, each Contract with a Provider (a “Provider Contract”) or other third party set forth on Annex 1.1(e), which such Annex may be updated by Buyer no later than December 29, 2020, subject to the written approval of Seller (which shall not be unreasonably withheld, conditioned or delayed), and each Seller Real Property Lease (collectively, the Contracts (or portions thereof) referred to in subsections (b), (c) and (e) of this Section 1.1 and set forth on Annex 1.1(e) are referred to herein as the “Assumed Contracts”); (f) all furniture, fixtures, and improvements located on the Seller Lessee Real Property; (g) all accounts or notes receivable or any other consideration, rights to payments due or becoming due any Assumed Contract to the extent arising from services performed on or after the applicable Transfer Date of such Assumed Contract, and any security, claim, remedy or other right related to any of the foregoing; (h) all rights to any security deposit with respect to any Seller Lessee Real Property Lease; and (i) all goodwill associated with the foregoing. Notwithstanding the foregoing, in the event the Required Regulatory Approvals are not obtained and the Novations are not consummated prior to the Closing, the Assumed Contracts shall exclude the Contracts (or portions thereof) set forth in subsections (b) and (c) of this Section 1.1) and any goodwill associated therewith; provided, however, in the event the Required Medicaid Regulatory Approvals are obtained and the Medicaid Novation is consummated following the Closing but prior to December 31, 2020, the Contracts referred to in subsections (b) of this Section 1.1 shall become Assumed Contracts on the CHFS Medicaid Contract Transfer Date; and further provided, in the event the Required D-SNP Regulatory Approvals are obtained and the D-SNP Novation is consummated following the Closing, the Contract (or portions thereof) referred to in subsection (c) of this Section 1.1 shall become an Assumed Contract on the D-SNP Contract Transfer Date. Section 1.2 Excluded Assets. Notwithstanding anything herein to the contrary, the following assets are not intended by the Parties to be a part of the transaction contemplated hereunder, are excluded from the Acquired Assets, and are to be retained by Seller (the “Excluded Assets”): -3-

(a) in the event the applicable Required Regulatory Approvals are not obtained prior to the Closing and the applicable Novations are not consummated, those assets that are excluded by operation of the final paragraph of Section 1.1; (b) all of Seller’s rights and interests in the CHFS Medicaid Contract to the extent arising prior to the CHFS Medicaid Contract Transfer Date and all rights to provide services to Medicaid Enrollees in Seller’s health plans comprising the Medicaid Business prior to the CHFS Medicaid Contract Transfer Date, and the corresponding revenues (and bonuses) payable by payors with respect to such Medicaid Enrollees (and other individuals) to the extent such revenues (including bonuses) relate to dates of service that occur prior to or on the CHFS Medicaid Contract Transfer Date and, if applicable but subject to the terms of the New Reinsurance Agreement, all of Seller’s rights and interests in the D-SNP Contract to the extent arising prior to the D-SNP Contract Transfer Date and all rights to provide services to D-SNP Enrollees in Seller’s health plans comprising the D-SNP Business prior to the D-SNP Contract Transfer Date, and the corresponding revenues (and bonuses) payable by payors with respect to such D- SNP Enrollees (and other individuals) to the extent such revenues (including bonuses) relate to dates of service that occur prior to or on the D-SNP Contract Transfer Date; (c) all accounts or notes receivable or any other consideration, all rights to payments due or becoming due under any Assumed Contract to the extent arising from services performed prior to the applicable Transfer Date, and any security, claim, remedy or other right related to any of the foregoing; (d) all minute books and seals of Seller, all other documents relating to the organization and existence of Seller, all Tax Returns and Tax Records of Seller and all other Records of Seller to the extent not included the Acquired Assets (collectively, the “Excluded Records”); (e) all Contracts to which Seller is a party or otherwise bound by other than any Assumed Contract (the “Excluded Contracts”), including the Services Agreement and the UHC Services Agreement; (f) all Tax-related identification numbers of Seller; (g) all Tax refunds from Governmental Authorities relating to Seller’s operation of the Business (determined, to the extent necessary to carry out the intent of this Agreement, on an Assumed Contract by Assumed Contract (or Acquired Asset by Acquired Asset) basis) with respect to any Pre-Closing Tax Period, in each case net of any reasonable, documented out-of-pocket costs (including Taxes) of the Buyer or its Affiliates incurred in connection with such refund or credit; (h) all cash, cash equivalents and regulatory capital and all bank accounts, cash accounts, investment accounts, deposit accounts, lockboxes and other similar accounts of Seller; (i) all rights and recoveries that are now, or at any time hereafter may become, due to Seller under any Excluded Contract; (j) all Governmental Authorizations and accreditations; (k) all of Seller’s rights and interests in the UHC APA; (l) all rights in connection with and any assets of Seller’s employee benefit plans, including any Seller Benefit Plan; -4-

(m) all other assets of Seller that are not an Acquired Asset; and (n) all rights of Seller under this Agreement or any other Contract executed or delivered by or on behalf of Seller in connection with the transactions contemplated under this Agreement. Section 1.3 Assumed Liabilities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Buyer shall assume and agree to pay, perform and discharge when due all Liabilities arising on or after the applicable Transfer Date under the Assumed Contracts, but excluding any Liability arising as a result of a breach thereof by Seller prior to the applicable Transfer Date (collectively, the “Assumed Liabilities”). For the avoidance of doubt, the Assumed Liabilities shall exclude all claims under the CHFS Medicaid Contract related to periods and dates of service prior to the CHFS Medicaid Contract Transfer Date, including (i) incurred but not reported claims and incurred but not paid claims, (ii) claims run-out, (iii) claims which were erroneously denied or improperly delayed, (iv) claims which were improperly paid for any reason, and (v) any reporting obligations for any period before the Closing. Section 1.4 Excluded Liabilities. Except for the Assumed Liabilities, Buyer will not assume or become obligated with respect to any other Liability of Seller of any nature whatsoever, and Seller shall retain and shall pay, discharge and perform any Liability of Seller that is not an Assumed Liability (the “Excluded Liabilities”). The Excluded Liabilities shall remain the sole responsibility of and shall be retained, paid, performed and discharged solely by Seller. Section 1.5 Misdirected Payments. (a) Seller shall promptly remit to Buyer any monies received by Seller on or after the applicable Transfer Date constituting or in respect of the Acquired Assets and the Assumed Liabilities. Buyer shall promptly remit to Seller any monies received by Buyer on or after the applicable Transfer Date constituting or in respect of the Excluded Assets and any Excluded Liabilities. (b) Solely in the event the Required Medicaid Regulatory Approvals are obtained and the Medicaid Novation is consummated, no more than once every twelve (12) months during the two (2) years following the Closing, Buyer and Seller shall each have the right, upon thirty (30) days’ notice and at such Party’s expense, to audit the other Party’s books and records related to payments and recoveries received from CHFS, CMS (if applicable) or other third parties with respect to the Business following the applicable Transfer Date. Section 1.6 Unassignable Contracts. Seller and Buyer shall use commercially reasonable efforts to obtain, prior to the Closing, and maintain until the applicable Transfer Date, all consents and approvals, and to provide any notices, required with respect to the assignment of the Assumed Contracts to Buyer effective as of the applicable Transfer Date; provided, however, that it shall not be a condition to the Closing that any such consents are received or notice provided with respect to any Assumed Contracts. Notwithstanding anything herein to the contrary, to the extent that Seller’s rights under any Assumed Contract may not be assigned to Buyer as of the applicable Transfer Date because any waiting or notice period has not expired or any required consents or approvals have not been obtained or waived by the applicable third party, then, Seller’s rights in such Contract shall not be assigned and such Contract shall not be an Assumed Contract unless otherwise determined in writing by Buyer in which case Buyer shall indemnify the Seller Indemnified Persons for any liabilities arising out of such determination. In addition, to the extent requested by Buyer, Seller and Buyer shall use commercially reasonable efforts to obtain estoppel letters and, if applicable, subordination and non-disturbance agreements from landlords under the Seller Lessee Real Property Leases. -5-

Section 1.7 Purchase Price. (a) At the Closing, Buyer, Seller and Citibank N.A. (the “Escrow Agent”) will enter into an escrow agreement substantially in the form attached hereto as Exhibit A the “Escrow Agreement”) and Buyer shall deposit into a mutually agreeable escrow account a deposit of Twenty Million Dollars ($20,000,000), plus the amount of security deposits with respect to any Seller Lessee Real Property Leases as set forth on Schedule 1.7(a) (the “Closing Purchase Price”) in accordance with the Escrow Agreement. The Closing Purchase Price shall be released to Seller on January 1, 2021; provided, however, if this Agreement is terminated or the transactions contemplated herein are unwound in accordance with ARTICLE VIII, the Closing Purchase Price shall be refunded to Buyer as set forth therein. (b) No later than twenty (20) days following the expiration of the Open Enrollment Period, Seller shall deliver to Buyer the D-SNP Membership File that shows the number of D- SNP Enrollees enrolled in Seller’s or UHC’s D-SNP plan as of the first Business Day immediately following the expiration of the Open Enrollment Period. Seller shall provide any supporting documentation with respect thereto reasonably requested by Buyer. No later than twenty (20) days following the expiration of the Open Enrollment Period, Buyer shall deliver to Seller the CHFS Membership File that shows the number of Medicaid Enrollees enrolled in the Molina Plan’s health plans as of the first Business Day immediately following the expiration of the Open Enrollment Period together with its calculation of the Membership Purchase Price, which shall take into account any dispute that Buyer has with respect to the D-SNP Membership File delivered by Seller to Buyer. Seller shall have ten (10) days to review the CHFS Membership File and in the event Seller delivers a dispute notice to Buyer during such ten (10) day period with respect to the determination of the Membership Purchase Price, the applicable provisions of Section 1.7(c)(ii) and Section 1.7(c)(iii) shall apply mutatis mutandis. If Seller does not deliver a dispute notice during such ten (10) day period, then the Membership Purchase Price calculated by Buyer shall be deemed final, binding and conclusive. In the event the number of Medicaid Enrollees enrolled in the Molina Plan’s health plans and D-SNP Enrollees enrolled in Seller’s or UHC’s D-SNP plan as of the first Business Day immediately following the expiration of the Open Enrollment Period is equal to or less than the Membership Threshold, then the Membership Purchase Price shall be zero. Subject to Section 1.7(c), within three (3) Business Days following the final determination of the Membership Purchase Price, Buyer shall pay the Membership Purchase Price to Seller by wire transfer of immediately available funds to the account(s) designated by Seller. Buyer shall ensure that the Molina Plan shall not take any action, or omit to take any action, in violation of applicable Legal Requirements or otherwise in breach or violation of any Contract to which the Molina Plan is a party which would reasonably be expected to result in a material decrease in the number of Enrollees as of the expiration of the Open Enrollment Period. (c) In the event that the Required Medicaid Regulatory Approvals are obtained and the Medicaid Novation has been consummated prior to January 1, 2021, then: (i) no later than July 31, 2021, Buyer shall deliver to Seller an income statement of the Business (the “Income Statement”) for the period of time between the Closing Date and January 1, 2021 (the “Interim Period”), together with Buyer’s calculation of Operating Income derived therefrom. The Total Medical Expenses set forth on the Income Statement shall reflect the aggregate dollar amount of (A) the total amount of Medical Claims incurred during the Interim Period which are paid by June 30, 2021, (B) all recoveries and repayments of Medical Claims incurred during the Interim Period and paid prior to January 1, 2021 which are applied, credited, offset or received by June 30, 2021 (including repayments or recoveries received or due for overpayments, from reinsurance and stop-loss coverage, subrogation and coordination of benefits), and (C) a good-faith estimate of net Medical Claims outstanding for claims incurred during the Interim Period and that have not been paid by June 30, 2021, which such good faith net estimate shall be prepared in accordance with actuarial sound practices and shall take into account gross payments outstanding less any potential recoveries outstanding. -6-

(ii) Seller shall have thirty (30) days from the date on which the Income Statement is delivered to Seller (the “Review Period”) to review the Income Statement and calculation of Operating Income derived therefrom. During such Review Period, Buyer shall (A) provide Seller and its Representatives with reasonable access during normal business hours upon reasonable prior notice to the relevant books, records (including work papers, schedules, memoranda and other documents) and supporting data of the Molina Plan for purposes of their review of the Income Statement and (B) reasonably cooperate with all reasonable written requests of Seller and its Representatives in connection with such review, including by providing all readily available relevant information in connection with Seller’s review of the Income Statement as is reasonably requested in writing by Seller or its Representatives. The Income Statement delivered by Buyer to Seller shall be final, binding and conclusive unless Seller delivers written notice to Buyer prior to 5:00 p.m., Eastern Time, on the last day of the Review Period that it objects to any item or items shown or reflected in the Income Statement (an “Objection Notice”), which Objection Notice shall identify the specific items and calculations that Seller disagrees with and specifies in reasonable detail Seller’s calculation of such amount and Seller’s grounds for such disagreement. The Income Statement of Buyer shall be final, binding and conclusive as to all items and calculations that Seller does not timely disagree with pursuant to this Section 1.7(c)(ii). (iii) If an Objection Notice shall be duly delivered, Buyer and Seller shall, during the thirty (30) days following such delivery, use their good faith efforts to reach agreement on the disputed items or amounts. If Buyer and Seller are unable to reach such agreement during such period, they shall within thirty (30) days cause a neutral independent accounting firm of national renown mutually agreed upon by the Parties (the “Independent Accountant”) promptly to review the disputed items or amounts. The Independent Accountant shall make its determination based exclusively on presentations and supporting material provided by Buyer and Seller promptly following the engagement of the Independent Accountant and not pursuant to any independent review. Conclusions shall be determined by the Independent Accountant within thirty (30) days following delivery of the last brief timely submitted and shall be final, binding and conclusive as to such matters; provided, however, that the Independent Accountant shall select either the position of Buyer or Seller (as contained in the supporting brief) as a resolution for each item or amount disputed and may not impose an alternative resolution with respect to any item or amount disputed and must resolve the matter in accordance with the terms and provisions of this Agreement. The fees, costs and expenses of the Independent Accountant shall be allocated between Buyer, on the one hand, and Seller, on the other hand, based upon the percentage which the portion of the aggregate dollar value of the items set forth in the Objection Notice not awarded to Buyer and Seller bears to the amount actually contested by such Party. For example, if Seller claims that the aggregate appropriate adjustments are $1,000 greater than the amount determined by Buyer and if the Independent Accountant ultimately resolves such items by awarding to Seller $300 of the $1,000 contested, then the fees, costs and expenses of the Independent Accountant shall be allocated 30% (i.e., 300 ÷ 1,000) to Buyer and 70% (i.e., 700 ÷ 1,000) to Seller. Buyer and Seller agree that they will cooperate and assist the Independent Accountant in the preparation of the Income Statement, the calculation of Operating Income and in the conduct of the audits and reviews referred to in this Section 1.7(c)(iii), including the making available to the extent necessary of books, records, work papers and personnel. (iv) Following the final determination of Operating Income, in the event Operating Income is less than Seven Million Five Hundred Thousand Dollars ($7,500,000), Seller shall promptly pay to Buyer an amount equal to such deficiency by wire transfer of immediately available funds to an account(s) designated by Buyer. If Operating Income is equal to or greater than Seven Million Five Hundred Thousand Dollars ($7,500,000), then there will be no payment due under this Section 1.7(c)(iv). Notwithstanding the foregoing, Seller shall not be required to make any payment under this Section 1.7(c)(iv) prior to August 31, 2021. -7-

(v) From the Closing Date to January 1, 2021, Buyer shall ensure that the Molina Plan uses commercially reasonable efforts to operate the Business materially consistent with Seller’s operation of the Business in the Ordinary Course of Business prior to the Closing Date. In furtherance of the foregoing, Buyer shall ensure that the Molina Plan uses commercially reasonable efforts to not materially increase the operating expenses set forth on the Example Income Statement. (d) In the event the Required Medicaid Regulatory Approvals are not obtained by January 1, 2021 and the Medicaid Novation does not occur, Seller shall pay to Buyer an amount equal to Seven Million Five Hundred Thousand Dollars ($7,500,000) by wire transfer of immediately available funds to an account(s) designated by Buyer; provided, however, such payment shall not become payable until such time as the Membership Purchase Price is finally determined and in the event such Membership Purchase Price is payable, such Seven Million Five Hundred Thousand Dollars ($7,500,000) payment shall be offset (in whole or in part, as applicable, based on the amount of the Membership Purchase Price) against the Membership Purchase Price. (e) The net amount payable to Seller pursuant to Section 1.7(a), (b) and (d) is referred to herein as the “Purchase Price”. Section 1.8 Allocation. As promptly as practicable after the final determination and payment of the Purchase Price pursuant to Section 1.7, but not later than forty-five (45) days thereafter, Buyer shall deliver to Seller a statement (the “Allocation”), allocating the Purchase Price (plus Assumed Liabilities and amounts paid by Buyer pursuant to the Interim Services Agreement and net of amounts paid to Buyer pursuant to Section 1.7(c) to the extent properly taken into account by Buyer under Section 1060 of the Code (such amount, the “Tax Purchase Price”)) among the Acquired Assets in accordance with Section 1060 of the Code. If, within twenty (20) days after the delivery of the Allocation, Seller notifies Buyer in writing that Seller objects to the allocation set forth in the Allocation, Buyer and Seller shall use good faith efforts to resolve such dispute within twenty (20) days. In the event that Buyer and Seller are unable to resolve such dispute within twenty (20) days, Buyer and Seller shall each report the amount and allocation of the Tax Purchase Price in accordance with its own separate determination. Any adjustments to the Tax Purchase Price shall be allocated consistent with this Section 1.8. All Tax Returns, including without limitation Form 8594 shall be prepared and filed consistently with this Section 1.8. ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER Except as set forth in Seller Disclosure Schedules, Seller represents and warrants to Buyer as of the date hereof and as of the Closing as follows: Section 2.1 Organization and Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and is duly qualified to do business and in good standing in each other jurisdiction wherein the conduct of its business or the ownership or operation of its properties and assets requires such qualification. Seller and each Affiliate of Seller, to the extent such Affiliate provides services in connection with the Medicaid Business, owns its assets used in connection with the Medicaid Business, or is otherwise directly engaged in the operation of the Medicaid Business, has all requisite power and authority, including any necessary permit, license, consent, certificate, registration, or accreditation, to carry on its business as it has been and is now being conducted, and to own and operate the Medicaid Business. Section 2.2 Title. At the applicable Transfer Date, Seller will assign or convey as applicable to Buyer, good and marketable title to the Acquired Assets, free and clear of all Encumbrances, other than Permitted Encumbrances. All of the Acquired Assets are in normal repair and working order, -8-

ordinary wear and tear excepted. The Acquired Assets are suitable for the purpose for which they are presently used. The Acquired Assets (together with the Excluded Assets) constitute all assets of Seller (i) used or held for use in the Business, and (ii) taking into account the services and assets to be provided under the Management Agreement and the Interim Services Agreement, that are necessary to conduct the Business immediately following the Closing Date in all material respects in the manner the Business is conducted on the date hereof. Section 2.3 No Undisclosed Liabilities. Except as set forth on Schedule 2.3, Seller has no Liabilities regarding the Medicaid Business, other than (a) those retained by Seller under Section 1.4 and (b) liabilities and obligations that would not reasonably be expected to be material to the Medicaid Business. Section 2.4 Litigation, Etc. Except as set forth on Schedule 2.4, (a) there is no Proceeding that is pending, or, to the Knowledge of Seller, has been threatened against Seller (other than disputes with Providers in the Ordinary Course of Business) or any Affiliate of Seller with respect to the Medicaid Business, (b) there is no Order (other than any Order of general applicability) outstanding against, or, to the Knowledge of Seller, investigation or audit by any Governmental Authority involving the Medicaid Business that individually or in the aggregate is or is reasonably expected to be material to the Medicaid Business, and (c) there is not currently in effect, and for the twelve (12) months prior to the date of this Agreement there has not been imposed, any sanction or civil monetary penalty with respect to the Medicaid Business. Seller has not made any material claims for indemnification under the UHC APA and to Seller’s Knowledge, there exists no basis for any such claim, in each case, relating to the Business or the Acquired Assets. Section 2.5 Compliance with Laws. (a) Seller and its Affiliates are, and since the inception of Seller have been, in compliance in all material respects with all Legal Requirements, including all Health Care Laws, and Orders applicable to Seller and the Medicaid Business. Seller meets in all material respects the requirements for participation in, and the receipt of payment from, the health care payment programs in which it participates, is a party to all agreements with CHFS, the Commonwealth of Kentucky and any other necessary Governmental Authority authorizing such participation, and is in compliance in all material respects with the terms of such agreements. (b) Except as set forth on Schedule 2.5(b), since the inception of Seller, neither Seller nor any of its Affiliates has entered into any agreement or settlement (including any corrective action plan, corporate integrity agreement or corporate compliance agreement) with any Governmental Authority with respect to any actual or alleged violation of any applicable Legal Requirements in relation to the operation of the Medicaid Business. (c) Except as set forth on Schedule 2.5(c), since the inception of Seller, neither Seller nor any of its Affiliates has been subject to any Governmental Authority’s imposition of material sanctions on Seller or any of its Affiliates in relation to the operation of the Medicaid Business, or has received any written correspondence from any Governmental Authority: (i) threatening the imposition of material sanctions on Seller or any of its Affiliates in relation to the operation of the Medicaid Business; (ii) alleging or asserting that Seller or any of its Affiliates has materially violated any Legal Requirement in relation to the Medicaid Business; or (iii) requiring, requesting, or seeking to materially adjust, modify or alter Seller or any of its Affiliates operations, activities, services or financial condition in relation to the Medicaid Business. No event has occurred as to Seller, and to Seller’s Knowledge no event has occurred as to any of Seller’s Affiliates, that could reasonably be expected to result in any of the matters described in the immediately preceding sentence. -9-

(d) Since the inception of Seller, all material filings with Governmental Authorities with respect to the Medicaid Business, together with any material amendments with respect thereto, in each case that were required to be filed with any Governmental Authority, have been made and were true and correct in all material respects when made (the “Regulatory Filings”). Seller has made available to the Buyer complete and correct copies of all audits by any healthcare regulatory Governmental Authority and all other examinations performed with respect to Seller by any healthcare regulatory Governmental Authority (the “Audit Reports”), other than Audit Reports in the ordinary course requiring no material plan of correction, along with responses and plans of correction with respect thereto. Other than as set forth in the Audit Reports or on Schedule 2.5(d), (A) no material deficiencies have been asserted in writing against Seller or, to Seller’s Knowledge, any of its Affiliates, with respect to the Regulatory Filings, (B) the Regulatory Filings were in compliance in all material respects with applicable Legal Requirements when filed, (C) no material fine or penalty has been imposed on Seller or, to Seller’s Knowledge, any of its Affiliates, as a result of or to settle allegations of any noncompliance with material Legal Requirements, and (D) no similar material audits or material examinations are currently pending or, to the Knowledge of Seller, threatened in writing. (e) Since the inception of Seller, none of Seller or, to Seller’s Knowledge, its Affiliates in connection with the Medicaid Business or the Acquired Assets, (i) have been or is currently excluded, debarred, suspended, or otherwise ineligible to participate in Federal health care programs (as defined at 42 USC 1320a-7b(f)), (ii) have received any written notice threatening any such exclusion, debarment, suspension or ineligibility from participation in Federal health care programs, or (iii) have been or are listed on the HHS-OIG Cumulative Sanctions Report or the General Services Administration List of Parties Excluded from Federal Procurement and Non-Procurement Programs. No event has occurred which would reasonably be expected to result in Seller or its Affiliates becoming excluded, debarred, suspended, or otherwise ineligible to participate in Federal health care programs (as defined at 42 USC 1320a-7b(f)). (f) Since the inception of Seller, neither Seller, nor any Affiliate of Seller that (i) provides services in connection with the Medicaid Business or the Acquired Assets, (ii) owns assets used in connection with the Medicaid Business, or (iii) is otherwise directly engaged in the operation of the Medicaid Business (but as to each such Affiliate of Seller, only with respect to matters relating to or affecting the Medicaid Business), nor to the Knowledge of Seller, any of the directors, officers, agents, or employees of Seller or any such Affiliate of Seller (with respect to matters relating to or affecting the Medicaid Business), in their individual capacities, has directly or indirectly made or offered to make any contribution, gift, bribe, rebate, payoff, influence payment, kickback to any Person, regardless of form: (A) in violation of the federal Anti-Kickback Statute, 42 U.S.C. §1320a-7b, or (B) to obtain or maintain favorable treatment in securing business in material violation of any applicable Legal Requirement. (g) Seller has provided Buyer with a true, correct and complete copy of the CHFS Medicaid Contract. The CHFS Medicaid Contract is legal, valid, binding, enforceable and in full force and effect. Except as set forth on Schedule 2.5(g), Seller has not received or given written notice of, and to the Knowledge of Seller, is not aware of, any material default or claimed, purported or alleged material default, breach or state of facts which, with notice or lapse of time or both, would constitute a material default or breach on the part of any party in the performance or payment of any obligation to be performed or paid by any party under the CHFS Medicaid Contract or would permit termination, material modification, suspension or imposition of sanctions under the CHFS Medicaid Contract. Seller has performed in all material respects all obligations imposed on it to date under the CHFS Medicaid Contract. Seller is not in material breach or default under the CHFS Medicaid Contract, and, to the Knowledge of Seller, no event has occurred which, with notice or lapse of time or both, would constitute a material breach or default by Seller thereunder or permit termination, modification or acceleration thereunder. To the Knowledge of Seller, no other party has repudiated any provision of the CHFS Medicaid Contract. -10-

(h) Seller possesses all material Governmental Authorizations required to carry on the Medicaid Business as presently conducted. Schedule 2.5(h) contains a complete and accurate list of each material healthcare Governmental Authorizations of Seller and the Governmental Authority issuing the same. All material applications, notices or other forms required to have been filed for the renewal or extensions of such healthcare Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authority, and neither Seller nor, with respect to Seller, any of its Affiliates has been notified in writing that such renewals or extensions will be withheld or delayed in any material respect. (i) Schedule 2.5(i) contains a list of all written notices of material noncompliance, requests for material remedial action, return of material overpayment or imposition of material fines (whether ultimately paid or otherwise resolved) by any healthcare regulatory Governmental Authority as a result of Seller’s participation in a Program. Seller has completed in all material respects, or is currently in the process of completing in all material respects, all plans of correction or other filed responses to any healthcare regulatory Governmental Authority, including plans of correction or responses to all Audit Reports. Section 2.6 No Conflict With Other Documents. None of the authorization, execution and delivery of this Agreement or any of the instruments, documents, and agreements contemplated herein required to be executed and delivered by Seller or its Affiliates pursuant to this Agreement (the “Seller Related Instruments”) or the performance of the transactions contemplated by this Agreement or the transactions contemplated by the Seller Related Instruments will, with or without notice or the passage of time or both, (a) result in any breach or violation of, or be in conflict with Seller’s or the applicable Affiliates’ Organizational Documents, (b) conflict with or violate any Medicaid Business plan documents, including obligations to Medicaid Enrollees under the CHFS Medicaid Contract, (c) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, any Assumed Contract that is a Material Contract or result in the creation of an Encumbrance on any of the Acquired Assets, or (d) conflict with or violate any Legal Requirement or Order applicable to Seller or any applicable Affiliate, except, in the case of clauses (c) and (d), that would not, individually or in the aggregate, reasonably be expected to be material to the Medicaid Business. Section 2.7 Authority. Seller or its applicable Affiliate has all requisite limited liability company or corporate power and authority to execute and deliver this Agreement and the Seller Related Instruments, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and the transactions contemplated by the Seller Related Instruments. The execution, delivery and performance of this Agreement and the Seller Related Instruments and the consummation of the transactions contemplated by this Agreement and the transactions contemplated by the Seller Related Instruments by Seller or its applicable Affiliate has been duly and validly authorized and approved by all necessary action (corporate or otherwise) of Seller or its applicable Affiliate and no other limited liability company or corporate proceedings on the part of Seller or its applicable Affiliate are necessary to authorize this Agreement or any other Seller Related Instrument or to consummate the transactions contemplated by this Agreement and the transactions contemplated by the Seller Related Instruments. Upon execution and delivery, this Agreement and any Seller Related Instruments are valid and legally binding obligations of Seller and its applicable Affiliate enforceable in accordance with their respective terms. All corporate authorizations required for consummation of the transactions contemplated by this Agreement and the transactions contemplated by the Seller Related Instruments have been received and continue to be in full force and effect. Section 2.8 Absence of Certain Changes. Except as set forth on Schedule 2.8, since the inception of Seller, Seller has operated the Medicaid Business in all material respects in the Ordinary -11-

Course of Business and there has not been: (a) any material loss with respect to the CHFS Medicaid Contract or any material change in any CHFS Medicaid Contract; or (b) a Seller Material Adverse Effect. Section 2.9 Governmental Authorizations. The execution, delivery and performance by Seller and its Affiliates of this Agreement and each of the other Seller Related Instruments and the consummation by Seller of the transactions contemplated by this Agreement and the transactions contemplated by the Seller Related Instruments require no consents of, or filings with, any Governmental Authority, other than the consents of, and filings with, the Governmental Authorities listed on Schedule 2.9. Section 2.10 Privacy and Information Security. (a) As to the Medicaid Business, Seller and, to the Knowledge of Seller, each Affiliate of Seller with respect to the Business: (i) are and since inception have been in material compliance with the applicable privacy and security provisions of U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.), and other federal and state Legal Requirements governing the security and privacy of individually identifiable information, (collectively, the “Privacy Laws”); (ii) have established and maintained privacy and security policies and procedures as required by the Privacy Laws designed to promote compliance with all applicable Privacy Laws; (iii) have commercially reasonable administrative, technical, and physical safeguards in place that are designed to protect Protected Health Information under its control or in its possession from unauthorized access, use, modification, or disclosure by any person or entity; (iv) have conducted periodic security risk assessments of its systems, hardware, software, encryption, policies and procedures and taken commercially reasonable measures designed to identify and mitigate risks that could compromise the privacy and security of Protected Health Information and/or Personal Information under its control and/or in its possession; (v) have trained all employees who have access to Protected Health Information and Personal Information on privacy and security policies and procedures and maintain records of completion for all employees in compliance with the Privacy Laws; (vi) has entered into a written contract in all circumstances required by the Privacy Laws, including HIPAA-compliant business associate agreements and are in compliance in all material respects with the terms of such contracts;; (vii) except as set forth on Schedule 2.10(a)(vii), have not, since inception, had a material Breach of Unsecured Protected Health Information (as such terms “Breach” and “Unsecured” are defined at 45 C.F.R. § 164.402) or been subject to any material unauthorized access, use, modification, or disclosure of any Personal Information, or any other reportable security incident, or material reportable event with respect to Protected Health Information or Personal Information under any applicable Privacy Laws; -12-

(viii) have not, since inception, received any written notices of any inquiry, audit requests, or investigations by any Governmental Authority relating to or alleging a material violation of any applicable Privacy Law by Seller; and (ix) have not received any written or, to Seller’s Knowledge, oral complaints or notices of investigation, from any Person (including any patient, client, or customer) regarding the Medicaid Business or, to Seller’s Knowledge, any of Seller’s agents’, employees’, or contractors’ use or disclosure of, or security practices regarding, Medicaid Enrollees’ Protected Health Information or Personal Information, except such complaints or notices of investigation that would not be material to the Medicaid Business. (b) To the Knowledge of Seller, neither this Agreement nor the consummation of the transactions contemplated by this Agreement hereby will violate any Privacy Laws or privacy policy provided by Seller or any Affiliate of Seller to any Medicaid Enrollee. Section 2.11 Taxes. Seller has timely filed, or caused to be timely filed, taking into account any extensions, all income and other material Tax Returns that were required to be filed by or with respect to the Medicaid Business or Acquired Assets and all such Tax Returns are true, correct and complete in all material respects. Seller has timely paid, or caused to be timely paid (or caused to be timely paid), or made provision for, all income and other material Taxes imposed on or attributable to the Medicaid Business and the Acquired Assets (whether or not shown on a Tax Return as due and owing) to the proper Governmental Authority. There are (i) no asserted or proposed deficiencies or assessments of Taxes from any Governmental Authority with respect to the Medicaid Business or the Acquired Assets, (ii) no ongoing claims, suits, demands, audits, examinations, investigations or similar proceedings by or before any Governmental Authority concerning any Tax liability with respect to the Medicaid Business or the Acquired Assets, and no such action is threatened in writing, (iii) no written requests, agreements, or consents to waive or extend the statutory period of limitations applicable to the assessment of Taxes that have been granted by Seller; and (iv) no Encumbrances for Taxes (other than Permitted Encumbrances) upon the Acquired Assets. Section 2.12 Employees and Employee Benefits (a) Schedule 2.12(a) sets forth the following information (to the extent applicable) (i) with respect to Seller’s employees and the Evolent Employees (collectively, “Seller Employees”), as of the date set forth therein, including each Seller Employee on leave of absence, furlough, or layoff status: name, employer, job title or position (including whether full or part-time), work location (absent the COVID-19 pandemic), salary, hourly rate of pay, or other form of base compensation, annual for 2020 and currently accrued paid time off, vacation, or paid sick leave, and projected target bonus, commission, or other incentive compensation, if any, for the fiscal year ended 2020, and (ii) with respect to Seller’s independent contractors and independent contractors of Evolent or its Affiliates and primarily performing services for the Business (collectively, “Seller Contractors”) as of the date set forth therein: name of individual, party with whom he/she/it has affiliation or relationship, position or title, description of services performed, and compensation arrangement, and (iii) with respect to each such Person, (A) the date of hire or engagement, and (B) if an employee, (1) whether the employee is classified as exempt or non-exempt under the Fair Labor Standards Act or any other applicable wage-and-hour Legal Requirement, (2) whether or not such employee is absent for any reason such as layoff, furlough, leave of absence, or workers’ compensation and, if so, the date such absence began and the anticipated date of return. No representative of Seller or Evolent has made any promises to any Seller Employee or Seller Contractor, with regard to compensation, continued employment or engagement, or other material terms of employment or engagement, other than those that have been reduced to writing and made available to Buyer. -13-

(b) Schedule 2.12(b) sets forth an accurate, correct and complete list of all “employee benefit plans” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each material employment or consulting agreement or offer letter, each bonus, incentive, deferred compensation, retention, change in control, pension, retirement, welfare, life insurance, illness benefit, disability, vacation, paid time off, fringe benefit, post-employment welfare, profit-sharing, severance, stock purchase, stock option or equity incentive, warrant or other material benefit plan, policy, agreement, arrangement or program, whether or not funded, that are maintained or contributed to by Seller for the benefit of the Seller Employees or to which Seller has any liability with respect to any Seller Employees, including any indirect or contingent Liability due to a relationship with an ERISA Affiliate (collectively, “Seller Benefit Plans”). (c) Except as disclosed on Schedule 2.12(c), no Seller Benefit Plan is (i) a “multiemployer plan,” as such term is defined in Section 3(37) of ERISA, (ii) a plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (iii) a multiple employer plan as defined in Section 413(c) of the Code, or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, and neither Seller, any of its Subsidiaries, nor any ERISA Affiliate of Seller or its Subsidiaries has maintained, contributed to, or been required to contribute to any employee benefit plan of the type or nature as described in clauses (i), (ii), (iii) or (iv) above within the last six (6) years. (d) None of the Seller Benefit Plans that are “welfare benefit plans,” within the meaning of Section 3(1) of ERISA, provide for continuing benefits or coverage after termination or retirement from employment, except for COBRA rights under a “group health plan” as defined in Section 4980B(g) of the Code and Section 607 of ERISA or similar Legal Requirement, and for which the covered individual pays the full cost of coverage. (e) Except as disclosed on Schedule 2.12(e), all Seller Benefit Plans (and all related trust agreements or annuity contracts or any funding instruments) have been maintained and administered in all material respects in accordance with the provisions of ERISA, where applicable, and with the Code and all other applicable Legal Requirements. Neither Seller, any Subsidiary of Seller, nor any ERISA Affiliate nor, to Seller’s Knowledge, any other Person, has engaged in any transaction with respect to any Seller Benefit Plan that would be reasonably likely to subject Seller, any of its Subsidiaries or Buyer to any Tax or penalty (civil or otherwise) imposed by ERISA, the Code or other applicable Legal Requirements. (f) Seller has made available to Buyer the following documents with respect to each Seller Benefit Plan, as applicable: (i) the governing plan document, including all amendments thereto, and all related trust documents and funding instruments, including any group contracts and insurance policies; (ii) a written summary of the material terms of any Seller Benefit Plan that is not set forth in a written document; (iii) the most recent summary plan description together with any summary or summaries of material modifications thereto; (iv) the most recent determination or opinion letter; and (v) the most recently filed annual report (Form 5500 series and all schedules and financial statements attached thereto). (g) Seller and Evolent (solely with respect to the Seller Employees and Seller Contractors), as applicable, have been during the last four (4) years and currently are in material compliance with all applicable Legal Requirements respecting labor relations, employment and employment practices, terms and conditions of employment, and wages and hours, including but not limited to discrimination, harassment, or retaliation in employment, terms and conditions of employment, termination of employment, wages, overtime, tracking and paying correctly for all compensable time worked, meal periods and rest breaks, vacation and paid sick leave, leaves of absence, occupational safety and health, employee whistle- blowing, immigration, employee privacy, workers’ compensation, disability, collective bargaining, -14-

secondment, layoffs (including the WARN Act), employment practices, classification of workers as employees or independent contractors, classification of employees as exempt or non-exempt under the Fair Labor Standard Act and comparable state Legal Requirements, and employment record keeping and posting requirements. (h) Except as set forth on Schedule 2.12(h), (i) there is no unfair labor practice complaint pending or, to the Knowledge of Seller, threatened against Seller or Evolent (solely with respect to the Seller Employees and Seller Contractors) before any Governmental Entity, and, to the Knowledge of Seller, there exists no basis for any such complaint, (ii) in the past four (4) years, no present or former employee or independent contractor of Seller or Evolent who is a Person primarily performing services for the Business and who resides or resided in Kentucky or normally works or provides services in Kentucky (absent the COVID-19 pandemic) has filed or provided written notice to Seller or Evolent of, or, to the Knowledge of Seller, threatened to file, any claim against Seller or Evolent on account of or for (A) overtime pay, (B) wages or salary, (C) vacation time or pay in lieu of vacation time off, (D) any violation of any Legal Requirement relating to wages or work hours, or (E) any violation of the relevant Legal Requirements related to the terms and conditions of employees’ employment, and, in each case, to the Knowledge of Seller, there exists no basis for any such claim, and (iii) no Person has filed or given written notice to Seller or Evolent of, or, to the Knowledge of Seller, threatened to file, any claim against Seller or Evolent under or arising out of any Legal Requirements relating to employer-employee relationships, labor relations, employee entitlements, equal employment opportunities, retaliation, harassment, discrimination in employment or employment practices, immigration, or plant closings, and, to the Knowledge of Seller, there exists no basis for any such claim. (i) As of the date hereof, no Seller Employee or Seller Contractor has provided written notice to Seller or Evolent that such Person intends to terminate his, her, or its employment or engagement with Seller or Evolent, as applicable. (j) Neither Seller nor Evolent (with respect to the Seller Employees or Seller Contractors) is subject to any collective bargaining agreement, labor contract, or similar agreement with any labor union, trade union, works council, or other employee representative, and neither Seller nor Evolent (with respect to the Seller Employees or Seller Contractors) is involved in, or, to the Knowledge of Seller, threatened with, any organizing efforts, labor dispute, arbitration, lawsuit, or administrative proceeding relating to labor matters involving the employees of Seller or Evolent. There is no, and during the past four (4) years there has been no, labor dispute, strike, work slowdown, work stoppage, or lockout pending or, to the Knowledge of Seller, threatened against or affecting Seller or Evolent (with respect to the Seller Employees or Seller Contractors). (k) Seller and Evolent (with respect to the Seller Employees or Seller Contractors), as applicable, have withheld and paid to the appropriate Governmental Entity or are holding for payment not yet due to such Governmental Entity all amounts required to be withheld from employees of Seller or Evolent (with respect to the Seller Employees or Seller Contractors), as applicable, and are not liable for any arrears of wages, Taxes, penalties, or other sums for failure to comply with any applicable Legal Requirements relating to the employment of labor. Seller and Evolent (with respect to the Seller Employees or Seller Contractors), as applicable, have paid in full to each of their respective employees or adequately accrued in accordance with GAAP, as applicable, for all earned wages, salaries, commissions, bonuses, benefits, and other compensation due to or on behalf of such employees. (l) To the Knowledge of Seller, no officer, director, employee, independent contractor, or consultant of Seller or Evolent (with respect to the Seller Employees or Seller Contractors) is bound by any Contract that purports to limit the ability of such officer, director, employee, independent contractor, or consultant (i) to engage in or continue or perform any conduct, activity, duties, services, or -15-

practice relating to the Business, or (ii) to assign to Seller or Evolent or to any other Person any rights to any invention, improvement, or discovery related to the Business and developed during such Person’s scope and course of employment or other relationship with Seller or Evolent (with respect to the Seller Employees or Seller Contractors), as applicable. Section 2.13 Material Contracts. (a) Schedule 2.13(a) lists, as of the date hereof, each of the following Contracts (each a “Material Contract” but excluding any Seller Benefit Plan) to which Seller is a party or by which it is otherwise bound by, including the name of the counterparty to such Contract and the date thereof (and, in the case of any oral or unwritten Contracts, provides a description of the material terms thereof) and organized in a manner consistent with subsections set forth below: (i) any Contract (other than any Contract with a Provider or Enrollee) involving payments by or to the Business of at least two hundred fifty thousand dollars ($250,000) during the twelve (12) month period prior to May 30, 2020; (ii) any Contract with a Material Vendor; (iii) any Contract with a Top Provider; (iv) any Contract involving the sale of any assets of Seller outside of the Ordinary Course of Business, or the acquisition of any assets of any Person by Seller outside of the Ordinary Course of Business, in any business combination transaction (whether by merger, sale of stock, sale of assets or otherwise) under which obligations of any party thereto remain outstanding; (v) any note, indenture, loan agreement, credit agreement, security agreement, financing agreement, or other evidence of Indebtedness, any guarantee made by Seller in favor of any Person guaranteeing obligations of such Person, or any letter of credit issued for the account of Seller; (vi) any Contract relating to employment or consulting, including all severance agreements, restrictive covenant agreements, employment agreements and consultant agreements and contracts involving leased employees, independent contractors, management services, or support services; (vii) any Contract with any Governmental Authority; (viii) any collective bargaining agreement or contract with any labor union; (ix) any lease for or with respect to real property; (x) any IP License (excluding licenses for off-the-shelf commercial Software and standard non-exclusive licenses granted by Seller to customers, partners and vendors in the ordinary course of business, though these shall otherwise be deemed Material Contracts for purposes of this Agreement); (xi) each third party administrative Contract; -16-

(xii) any reinsurance, coinsurance or retrocessation Contract or other Contract involving shared risk arrangements (excluding any Provider Contract); (xiii) any Contract (A) for the administration or management of pharmacy benefits or (B) with a pharmacy or pharmacy company. For the avoidance of doubt, no business associate agreement will be considered a Material Contract. (b) Each Material Contract and each other Assumed Contract (as of the date hereof) is valid and binding and in full force and effect. Neither Seller nor, to the Knowledge of Seller, any other party to any Material Contract or any other Assumed Contract (as of the date hereof), is or since January 1, 2019 has been, in breach or default in any material respect under such Contract, and, since the inception of Seller, Seller has not given to, or received from, any other party to any such Contract, any notice or communication (whether written or oral) regarding any actual or alleged breach of or default under any such Contract by Seller, or any other party to such Contract. There are no renegotiations or outstanding rights to negotiate, any amount to be paid or payable to or by Seller under any such Contract other than with respect to non-material amounts or disputes with Providers in the Ordinary Course of Business, and no Person has made a written demand for such negotiations. True and complete copies of each of the Material Contracts have been delivered to Buyer. Except for certain other Provider Agreements that have been delivered to Buyer, each Provider Contract has been entered into on either the “general provider form” or “hospital services form” Contract provided by Seller to Buyer and there are no material deviations from such forms. Section 2.14 Intellectual Property. (a) Schedule 2.14(a) lists all pending, issued and unexpired (i) patents and patent applications (published or unpublished), (ii) trademark registrations and applications, (iii) Internet domain names and (iv) copyright registrations and applications, in each case, that constitute Seller Intellectual Property (the “IP Registrations”). Seller is the sole and exclusive owner of the IP Registrations, free and clear of any Encumbrance. All IP Registrations are valid, enforceable and subsisting. (b) Seller exclusively owns (beneficially, and of record where applicable) all right, title and interest in and to or has the valid and enforceable right to use, in each case free and clear of all Encumbrances, all Seller Intellectual Property. The Seller Intellectual Property is not subject to any outstanding Order, contract or Proceeding adversely affecting Buyer’s use thereof or rights thereto and is valid, enforceable and subsisting. Except as provided in Schedule 2.14(b), Seller has not granted to any Person or authorized any Person to retain any material rights in any Seller Intellectual Property. (c) Seller and the conduct of the Business do not infringe, misappropriate or otherwise violate, and have not infringed, misappropriated or otherwise violated, any Intellectual Property owned by any other Person. To the Knowledge of Seller, the Seller Intellectual Property owned by Seller has not been infringed upon, misappropriated, diluted or otherwise violated by any other Person. Since the inception of Seller, there has been no litigation, objection, claim or other Proceeding pending, asserted or threatened in writing against Seller concerning the ownership, validity, registrability, enforceability, infringement, misappropriation, violation or use of, or licensed right to use the Seller Intellectual Property. (d) Seller does not own any proprietary Software. (e) Each present or past employee, officer, consultant or any other Person who developed any part of any material Seller Intellectual Property for or on behalf of Seller is a party to a valid and enforceable written Contract that conveys or obligates such Person to convey to Seller any and all right, -17-

title, and interest in and to all such Seller Intellectual Property, or otherwise has by operation of law vested in Seller any and all right, title and interest in and to all such Seller Intellectual Property. (f) Seller has taken reasonable actions to maintain the confidentiality, secrecy and value of the Confidential Information and Trade Secrets of Seller included in the Seller Intellectual Property, if any, and neither have been used by or disclosed to any third party, to the Knowledge of Seller, except pursuant to an agreement with commercially reasonable protections of the Confidential Information and Trade Secrets made available to such Person. To the Knowledge of Seller, there has not been any breach by any third party of any confidentiality obligation to Seller with respect to the Confidential Information and Trade Secrets included in the Seller Intellectual Property. (g) Except as set forth in Schedule 2.14(g), the consummation of the transactions contemplated by this Agreement will not result in the loss of any ownership or use rights of Seller (or Buyer after the Closing Date) in any Seller Intellectual Property. Section 2.15 Real Property. (a) Schedule 2.15(a) sets forth a list of all real property leases to which Seller is a party as (sub)lessee (the “Seller Lessee Real Property Leases”), along with the street address of each real property location subject to each of the Seller Lessee Real Property Leases (such real property, the “Seller Lessee Real Property”). (b) Schedule 2.15(b) sets forth a list of all real property leases to which Seller is a party as a (sub)lessor (the “Seller Lessor Real Property Leases” and together with the Seller Lessee Real Property Leases, the “Seller Real Property Leases”), along with the street address of each real property location subject to each of the Seller Real Property Leases (such real property, the “Seller Lessor Real Property” and together with the Seller Lessee Real Property, the “Real Property”). (c) Except for the Seller Real Property Leases identified in Schedules 2.15(a) and 2.15(b) and its rights to acquire the UHC Improvements and UHC Owned Real Property pursuant to the UHC APA (which rights the parties hereby confirm for the avoidance of doubt are not included in the Real Property conveyed pursuant to this Agreement), Seller does not own any interest (fee, leasehold or otherwise) in any real property. Except as set forth in Schedule 2.15(c), Seller (i) enjoys peaceful and undisturbed possession of the Real Property, (ii) has a valid leasehold interest in the Real Property and (iii) has not guaranteed any real property leases. (d) There are no pending or, to the Knowledge of Seller, threatened, eminent domain, condemnation, zoning, or other Proceedings affecting the Real Property that would result in the taking of all or any part of such Real Property or that would prevent or hinder the continued use of such Real Property as currently used in the conduct of the Business. (e) Copies of all deeds or leases, as the case may be, existing title insurance policies, surveys, appraisals, specifications and plans of or pertaining to the UHC Owned Real Property and each parcel of Real Property, to the extent the same are in Seller’s possession, have been delivered to Buyer. Section 2.16 Material Vendors and Top Providers. (a) Schedule 2.16(a) sets forth a true and complete list of each of the top ten (10) vendors of the Business, by volume based on payments made by the Business to such vendor, for the -18-

twelve (12) month period prior to May 30, 2020 (collectively, the “Material Vendors”), together with the amount spent by the Business with respect to each such vendor for each such period. (b) Schedule 2.16(b) sets forth a true and complete list of each Provider with respect to which the Business attributed total spend in excess of ten million dollars ($10,000,000) for calendar year 2019 (collectively, the “Top Providers”), together with the amount spent by the Business with respect to each such Provider for such period. (c) Except as set forth in Schedule 2.16(c), no Material Vendor or Top Provider (i) has provided Seller any notice or communication terminating, suspending, or reducing, or specifying an intention to terminate, suspend or reduce in the future, or otherwise reflecting a material change in, the business relationship between such Material Vendor or Top Provider, as applicable, and Seller, or (ii) has cancelled or otherwise terminated any Contract. Section 2.17 Financial Statements. Seller has delivered to Buyer true and correct copies of the audited statements of admitted assets, liabilities, and capital and surplus, revenue and expenses, changes in capital and surplus, and cash flows of Seller for the year ended December 31, 2019 and interim, unaudited statements of admitted assets, liabilities, and capital and surplus, revenue and expenses, changes in capital and surplus, and cash flows for the quarter ended March 31, 2020 (the “Balance Sheet Date” and collectively, the foregoing financial statements are referred to herein as the “Seller Financial Statements”). The Seller Financial Statements were prepared from and are in accordance with the books and records of Seller and present fairly and accurately in all material respects the financial position of Seller, and the results of its operations at the dates and for the periods indicated and have been prepared in conformity with SAP, applied consistently for the periods specified. Seller has not made any material changes to its accounting methods or practices since the Balance Sheet Date. Section 2.18 Books and Records. The books and records that constitute Acquired Assets have been prepared and maintained in good faith and consistently with Seller’s practice for maintaining books and records in its Medicaid Business. Section 2.19 Insurance. Schedule 2.19 sets forth the insurance policies Seller currently maintains with respect to risks associated with its business. Such policies are in full force and effect, and Seller has paid or accrued (to the extent not due and payable) all premiums due, and has otherwise performed in all material respects all of its obligations under, each such policy of insurance. Section 2.20 No Finder’s Fee. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Seller or any of its Affiliates who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. Section 2.21 No Other Representations. Seller acknowledges and agrees that, except for the representations and warranties made by Buyer in ARTICLE III, and the other Transaction Documents, neither Buyer nor any other Person is making or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Buyer or any of its Affiliates or in connection with the transactions contemplated by this Agreement. Seller specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Buyer and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. -19-

ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller as of the date hereof and as of the Closing as follows: Section 3.1 Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly qualified to do business and in good standing in each other jurisdictions wherein the conduct of its business or the ownership or operation of its properties and assets requires such qualification. Buyer has all requisite power and authority to carry on its business as it has been and is now being conducted. Section 3.2 Ability to Operate Medicaid Business. Buyer or its applicable Affiliates are legally and contractually permitted to operate the Business, and hold all required licenses and approvals, and meet all applicable regulatory requirements (subject to the Required Regulatory Approvals, if and as applicable) necessary to legally operate the Business, including the D-SNP Business (but subject to the Molina Plan’s certification by CMS as a Medicare Advantage Organization). Section 3.3 Compliance with Laws. (a) Neither Buyer nor any of its Affiliates is in material violation of any Legal Requirement that would reasonably be expected to impair or delay Buyer’s or its applicable Affiliates’ ability to consummate the transactions contemplated by this Agreement. (b) Since January 1, 2019, none of Buyer or its Affiliates (i) has been or is currently excluded, debarred, suspended, or otherwise ineligible to participate in state or federal programs, including Medicare and Medicaid, (ii) has received any written notice threatening any such exclusion, debarment, suspension or ineligibility, or (iii) has been or are listed on the HHS-OIG Cumulative Sanctions Report or the General Services Administration List of Parties Excluded from Federal Procurement and Non- Procurement Programs. Section 3.4 No Conflict With Other Documents. None of the authorization, execution and delivery of this Agreement or any of the instruments, documents, and agreements contemplated herein required to be executed and delivered by Buyer or its Affiliates pursuant to this Agreement (the “Buyer Related Instruments”) or the performance of the transactions contemplated by this Agreement or by the transactions contemplated by the Buyer Related Instruments will, with or without notice or the passage of time or both, (a) result in any breach or violation of, or be in conflict with Buyer’s or the applicable Affiliates’ Organizational Documents, or (b) conflict with or violate any license, permit, Legal Requirement or Order applicable to Buyer or its Affiliates, except, in the case of clause (b), as would not reasonably be expected to materially impair or delay Buyer’s ability to consummate the transactions contemplated by this Agreement or would reasonably be expected to result in any Liability to Seller. Section 3.5 Authority. Buyer or its applicable Affiliate has all requisite corporate power and authority to execute and deliver this Agreement and the Buyer Related Instruments, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and the transactions contemplated by the Buyer Related Instruments. The execution, delivery and performance of this Agreement and the Buyer Related Instruments and the consummation of the transactions contemplated by this Agreement and the transactions contemplated by the Buyer Related Instruments by Buyer or its applicable Affiliate have been duly and validly authorized and approved by all necessary action (corporate or otherwise) of Buyer or the applicable Affiliate and no other corporate proceedings on the part of Buyer or such Affiliate are necessary to authorize this Agreement or any other Buyer Related Instrument or to consummate the transactions contemplated by this Agreement and the -20-

transactions contemplated by the Buyer Related Instruments. Upon execution and delivery, this Agreement and any Buyer Related Instruments are valid and legally binding obligations of Buyer and its applicable Affiliates enforceable in accordance with their respective terms. All corporate authorizations required for consummation of the transactions contemplated by this Agreement and the transactions contemplated by the Buyer Related Instruments have been received and continue to be in full force and effect. Section 3.6 Litigation, Etc. There is no Proceeding that is pending, or, to the Knowledge of Buyer, has been threatened against Buyer or any Affiliate of Buyer that relates to or affects the transactions contemplated by this Agreement; and there is no Order (other than Orders of general applicability) outstanding against, or, to the Knowledge of Buyer, investigation or audit by any Governmental Authority involving Buyer or any Affiliate of Buyer that would reasonably be expected to materially impair or delay Buyer’s ability to consummate the transactions contemplated by this Agreement. Section 3.7 Financing. Buyer has, and will have, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to consummate the transactions contemplated by this Agreement, including paying in full all amounts required to be paid hereunder by Buyer and with respect to any regulatory capital requirements arising out of the transactions contemplated by this Agreement. Buyer expressly acknowledges and agrees that its obligations hereunder, including its obligations to consummate the transactions contemplated by this Agreement, are not subject to, or conditioned on, receipt of financing. Section 3.8 Governmental Authorizations. The execution, delivery and performance by Buyer of this Agreement and each of the other Buyer Related Instruments and the consummation by Buyer of the transactions contemplated by this Agreement and the transactions contemplated by the Buyer Related Instruments require no consents of, or filings with, any Governmental Authority, other than the consents of, and filings with, the Governmental Authorities listed on Schedule 3.8. Section 3.9 No Finder’s Fee. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer or any of its Affiliates who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. Section 3.10 No Other Representations. Buyer acknowledges and agrees that, except for the representations and warranties made by Seller in ARTICLE II and the other Transaction Documents, neither Seller nor any other Person is making or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Seller or any of its Affiliates or in connection with the transactions contemplated by this Agreement. Buyer specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Seller and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. ARTICLE IV CERTAIN COVENANTS Section 4.1 Certain Efforts to Close Transactions. Subject to the terms of this Agreement, each Party will use its commercially reasonable efforts to fulfill, and to cause to be satisfied, the conditions in ARTICLE VI (but with no obligation to waive any such condition) and to consummate and effect the transactions contemplated herein, including to cooperate with and assist each other in all reasonable respects in connection with the foregoing. In furtherance of the foregoing, Seller will use its commercially reasonable efforts to fulfill, and to cause to be satisfied, the conditions set forth in the UHC APA as it relates to the UHC D-SNP Closing Conditions and the UHC D-SNP Closing (but with no -21-

obligation to waive any such condition) and to consummate and effect the transactions contemplated therein relating thereto. Section 4.2 Novations. (a) Between the date hereof and January 1, 2021 with respect to the Medicaid Novation and December 31, 2021 with respect to the D-SNP Novation (as applicable, the “Pre-Closing Novation Period”), each Party shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, in each case necessary, proper or advisable under applicable Legal Requirements to consummate and obtain the Novations and to obtain the Required Regulatory Approvals, including (i) preparing and filing as promptly as practicable with any Governmental Authority all documentation to effect all necessary, proper or advisable filings, applications and notices, (ii) obtaining as promptly as practicable and maintaining all consents required to be obtained from any Governmental Authority that are necessary, proper or advisable to consummate the Novations and to obtain the Required Regulatory Approvals, (iii) to the extent permitted by applicable Legal Requirements, furnishing as promptly as practicable to one another or any Governmental Authority any information or documentary materials reasonably requested or required in connection with obtaining and maintaining such Required Regulatory Approvals, and (iv) communicating and cooperating with the other Parties in connection with such matters. Each of Seller and Buyer shall provide the other Party a reasonable opportunity to review in advance drafts of any filing, application or written notice related to the transactions contemplated by this Agreement prior to their submission to any Governmental Authority (and may limit review to outside counsel of Seller or Buyer, as applicable, to protect competitively sensitive information) and shall consider in good faith such Party’s reasonable comments on such draft filings. Promptly after the date hereof, each of the Parties shall provide any required notices to, and make any other required filings or applications with, all Governmental Authorities required to consummate the Novations and the other transactions contemplated hereby and to obtain the Required Regulatory Approvals, including any notifications and filings required to be filed with the DOI, CHFS, the Commonwealth of Kentucky and CMS; provided, however, any filings or applications with respect to the D-SNP Novation will occur at the appropriate time as mutually agreed to by the Parties. (b) Without limiting Section 4.2(a), as promptly as practicable after the date hereof (and in any event within three (3) Business Days following the date hereof), and, in each case, to the extent permitted by applicable Legal Requirements and in accordance with the terms of the CHFS Medicaid Contract and D-SNP Contract in order to consummate the Novations and in order to obtain the Required Regulatory Approvals, (i) Seller shall submit advance notice to CHFS of its request to assign and/or transfer the CHFS Medicaid Contract and (ii) Buyer or its applicable Affiliate shall promptly file a Form A and, if required, a Form E with the DOI in connection with the transactions contemplated hereby. In addition, during the Pre-Closing Novation Period, (A) Seller shall cooperate with Buyer or its applicable Affiliate in its development and submission to CHFS (and any other applicable Governmental Authority) and implement a transition plan, to include a timeline and appropriate notices to Enrollees and all Providers; and (B) subject to applicable Legal Requirements and after consultation with CHFS and the DOI, Seller shall provide notice, in a form reasonably acceptable to Buyer or its applicable Affiliate, to Enrollees of the transactions contemplated by this Agreement. Subject to applicable Legal Requirements and during the Pre- Closing Novation Period, each Party shall furnish to the other party such information and assistance as any other Party may reasonably request in connection with its preparation of the filing or submission of such request, and keep the other party reasonably apprised of any communications with, and inquiries or requests for additional information from any other Governmental Authority. Additionally, during the Pre-Closing Novation Period, each Party shall, to the extent practicable, provide any other Party at least two (2) Business Days’ advance written notice of the time and subject matter of any meetings or material communications with CHFS, the DOI or CMS relating to the transactions contemplated by this Agreement, and the other Parties shall, to the extent practicable and permitted by CHFS, the DOI or CMS, have the right to attend -22-

and participate in any such meetings or material conversations. None of Seller or Buyer or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with any Governmental Authority, or any member of the staff of any Governmental Authority, in respect of any filing, proceeding, investigation (including the settlement of any investigation), litigation or other inquiry regarding the transactions contemplated by this Agreement unless, to the extent permitted by such Governmental Authority, it consults with the other Party in advance and allows the other party to participate. (c) Between the date hereof and the earlier of (i) Closing and (ii) September 1, 2020, without Seller’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, Buyer shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation or otherwise), acquire, purchase, lease or license (or agree to acquire, purchase, lease or license) any business, corporation, partnership, limited liability company, association or other business organization or division or part thereof, or any securities or collection of assets, or enter into any new line of business, if doing so would reasonably be expected to: (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consent of any Governmental Authority necessary to consummate the Novations or the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any Governmental Authority entering an order prohibiting the Novations; or (iii) materially increase the risk of not being able to remove any such order on appeal or otherwise. For the avoidance of doubt, Buyer or its Affiliates’ entry into a Medicaid contract or Dual Eligible Special Needs Contract in connection with the RFP and any actions taken in connection therewith shall not be a violation of this Section 4.2(c). (d) Notwithstanding anything to the contrary contained herein, each Party acknowledges and agrees that nothing herein shall obligate, or be construed to obligate, any Party or any of their respective Affiliates to, or to agree to, (i) sell, divest, hold separate, discontinue, limit or otherwise dispose of any property or assets of such Person or any of its Affiliates, other than Seller’s obligation to sell the Medicaid Business pursuant to the terms of this Agreement, (ii) defend against any Proceeding challenging this Agreement or the transactions contemplated by this Agreement (provided, however, each Party agrees to defend against any Proceeding challenging this Agreement or the transactions contemplated by this Agreement to the extent it is reasonably expected that the resolution of such Proceeding (without giving effect to any appeal with respect thereto) will occur prior to January 1, 2021), or (iii) agree to any conditions (including in any consent decree) relating to, or changes or restrictions in, the current or future operations or ownership of such Person or any of its Affiliates other than (A) ordinary course regulatory requirements in connection with the Novations and (B) any Open Enrollment Period or special opt-out period (each of the foregoing, a “Burdensome Condition”). (e) Notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct the operations of the Business prior to the Closing. Prior to the Closing, Seller and UHC shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the operations of the Business consistent with Legal Requirements. Section 4.3 Further Assurances. If after the Closing any further action is necessary, proper or desirable to carry out any purpose of this Agreement, then each Party will take such further action (including the execution and delivery of further documents) as any other Party reasonably requests to carry out such purpose. -23-

Section 4.4 Confidentiality. (a) Buyer and its Affiliates, on the one hand, and Seller and Evolent and their respective Affiliates, on the other, shall not, without the prior written consent of the other Party, disclose any Confidential Information of such other Party in any manner whatsoever, in whole or in part. The receiving party shall not, without the prior written consent of the disclosing party, use any Confidential Information for any purpose other than evaluating the transactions contemplated hereby or fulfilling its obligations hereunder or otherwise pursuant to any pre-existing contractual arrangement. Each receiving party agrees to transmit the Confidential Information only to Representatives who need to know the Confidential Information in order to fulfill such party’s obligations in connection with the transactions contemplated hereby. In any event, each party will be responsible for any breach of this Section 4.4(a) by any of its Representatives. (b) In the event that the receiving party or its Representatives are required to disclose any Confidential Information by law, regulation or the rules of any applicable securities exchange, or in a Proceeding, by an applicable securities exchange or on advice of counsel, the receiving party agrees to give the disclosing party prompt notice of such requirement and will cooperate with the disclosing party if the disclosing party desires to seek a protective order. If, absent the entry of a protective order, the receiving party or its Representatives are, in the opinion of counsel to such party, legally compelled to disclose such Confidential Information, the receiving party may disclose such information to the persons and to the extent required without liability under this Agreement and such party agrees to cooperate with the disclosing party’s reasonable commercial requests, at the disclosing party’s expense, in its efforts to obtain reliable assurances that confidential treatment will be accorded to such Confidential Information. (c) Notwithstanding anything contained herein to the contrary, effective as of the Closing, all Confidential Information of Seller included in the Acquired Assets will be deemed to be “Confidential Information” of Buyer and will be subject to the protections set forth herein for the benefit of Buyer. Section 4.5 Exclusivity. From the execution of this Agreement until the Closing, Seller agrees that it will not, and will cause each of its Affiliates, directors, officers, managers, employees, agents, consultants, lenders, financing sources, advisors or other Representatives, including legal counsel, accountants and financial advisors, not to, directly or indirectly (a) solicit, initiate or encourage any inquiry, proposal, offer or contact from any Person (other than Buyer and its Affiliates and representatives) relating to any transaction involving (i) the sale of any equity or any assets (other than in the Ordinary Course of Business) of Seller, (ii) any acquisition, divestiture, merger, equity exchange, consolidation, redemption, financing or similar transaction involving Seller or (iii) any similar sale or acquisition transaction or business combination involving Seller (in each case, an “Acquisition Proposal”), or (b) participate in any discussion or negotiation regarding, or furnish any information with respect to, or assist or facilitate in any manner, any Acquisition Proposal or any attempt to make an Acquisition Proposal. Seller shall immediately cease, and cause to be terminated, any and all contacts, discussions and negotiations with third parties regarding any of the foregoing, and Seller will notify Buyer immediately if any Person makes any proposal, offer, inquiry or contact related to an Acquisition Proposal. Section 4.6 Conduct of Business Prior to Complete Transfer. (a) From and after the date hereof until the earlier of (i) the final Transfer Date and (ii) January 1, 2021, except (A) as set forth in Schedule 4.6(a), (B) as consented to in writing by Buyer (such consent to not be unreasonably withheld, conditioned or delayed), or (C) as required by applicable Legal Requirements, Seller shall, other than as contemplated by this Agreement, -24-

continue to operate in the Ordinary Course of Business, consistent with past practice, and shall use commercially reasonable efforts to: (i) preserve intact Seller’s present business organization; (ii) preserve Seller’s relationships with Providers, Enrollees, payors, licensors, suppliers, developers, contractors and others to whom it has material contractual obligations or material business dealings or relations; (iii) keep available the services of the employees of Seller or Persons (including independent contractors and leased employees) otherwise servicing the Business; and (iv) comply in all material respects with all applicable Legal Requirements. (b) From and after the date hereof until the earlier of the D-SNP Contract Transfer Date and the termination of the D-SNP Contract in accordance with its terms, except (A) as consented to in writing by Buyer (such consent not to be unreasonably withheld, conditioned or delayed), or (B) as required by applicable Legal Requirements, Seller shall, other than as contemplated by this Agreement including Section 4.15, use commercially reasonable efforts to continue to operate the D-SNP Business in the Ordinary Course of Business, consistent with past practice. (c) From and after the date hereof until (i) with respect to the D-SNP Contract, the earlier of January 1, 2022, the D-SNP Contract Transfer Date and the termination of the D-SNP Contract in accordance with its terms, or (ii) with respect to any other Contract that is an Assumed Contract but which such Contract was not assumed by Buyer at Closing, the earlier of (A) the final Transfer Date with respect to such Assumed Contract and (B) January 1, 2021, unless otherwise consented to by Buyer, which such consent shall not be unreasonably withheld, conditioned or delayed, Seller: (i) shall not, other than in the Ordinary Course of Business, terminate or amend any such Contracts (other than any Contract that terminates in accordance with its terms and not as a result of a breach thereof); (ii) shall not, other than in the Ordinary Course of Business, waive, release or assign any material rights, claims or benefits under such Contracts; (iii) shall not, other than in the Ordinary Course of Business, send notices or communications regarding performance by the counterparty under any such Contracts; and (iv) shall not, other than in the Ordinary Course of Business, dispute or settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings before or threatened to be brought before a Governmental Authority relating to any such Contracts. From and after the Closing until (i) with respect to the D-SNP Contract, the earlier of January 1, 2022, the D-SNP Contract Transfer Date and the termination of the D-SNP Contract in accordance with its terms, or (ii) with respect to any other Contract that is an Assumed Contract but which such Contract was not assumed by Buyer at Closing, the earlier of (A) the final Transfer Date with respect to -25-

such Assumed Contract and (B) January 1, 2021, unless otherwise consented to by Buyer, which such consent shall not be unreasonably withheld, conditioned or delayed, Seller shall comply in all material respects with such Contracts to which it is a party and shall not take (or fail to take) any action that would reasonably be expected to cause or result in a material breach of, or material default under, any such Contract. For the avoidance of doubt, any Liabilities arising under the Assumed Contracts before the Transfer Date applicable thereto shall in all cases be obligations of Seller. (d) From and after the date hereof until January 1, 2021, neither Seller nor Evolent shall make any changes to the compensation of any Seller Employee, hire any additional Seller Employees or terminate any Seller Employee, in each case other than in the Ordinary Course of Business, without the prior written consent of Buyer. (e) From and after the date hereof until the expiration of the Open Enrollment Period, Buyer shall cause the Molina Plan to comply in all material respects with all applicable Legal Requirements and any Contract with a Governmental Authority to which it is a party. In addition, Buyer shall cause the Molina Plan to use commercially reasonable efforts to become certified by CMS as a Medicare Advantage Organization prior to January 1, 2022. Section 4.7 Employees. (a) Effective on or before January 1, 2021, Buyer or one of its Affiliates shall offer employment to the Seller Employees set forth on Schedule 4.7(a)(i), which schedule shall be mutually agreed to by the Parties promptly following the date hereof and attached hereto, in each case on at at-will basis (such employees who accept such employment with Buyer or its applicable Affiliate, as offered, are referred to herein as the “Early Transferred Employees”). Effective as of January 1, 2021, Buyer or one of its Affiliates shall offer employment to the Seller Employees then employed by Seller or Evolent and providing services on behalf of the Business set forth on Schedule 4.7(a)(ii), which schedule shall be mutually agreed to by the Parties promptly following the date hereof and attached hereto (it being the intent of the Parties that, subject to Section 4.6(d), Buyer or one of its Affiliates will offer employment to all Seller Employees then employed by Seller or Evolent and providing services on behalf of the Business prior to January 1, 2021) subject to mutually agreed upon exclusions for certain executives of Seller),, in each case on an at-will basis (such employees who accept such employment with Buyer or its applicable Affiliate, as offered, are referred to herein as the “Delayed Transferred Employees” and, together with the Early Transferred Employees, the “Transferred Employees”). Prior to January 1, 2021, Seller may update Schedule 4.7(a)(i) (other than with respect to Early Transferred Employees that accept employment with Buyer or one of its Affiliates) and 4.7(a)(ii) to reflect personnel replacements made in the Ordinary Course of Business or with the express written consent of Buyer. (b) Effective as of the applicable Employee Transfer Date, Seller and Evolent shall terminate the employment of such Transferred Employees and Seller and Evolent shall be responsible for (i) the payment of all wages and other remuneration due to the Transferred Employees with respect to their services as employees of Seller or Evolent through the applicable Employee Transfer Date, including, but not limited to, any and all accrued compensation and benefits arising from any salary, wage, benefits, bonus, vacation, sick leave, continuing medical education leave, paid-time off, insurance, employment tax, or similar Liability of Seller or Evolent to any employee or other similar person or entity allocable to services performed prior to the applicable Employee Transfer Date, and (ii) the payment of any termination or severance payments and the provision of health plan continuation coverage (including all administrative and notice obligations) under COBRA, or any other Legal Requirement, with respect to Seller Employees who are not hired by Buyer or one of its Affiliates. Seller or Evolent, as applicable, shall make or cause to -26-

be made on behalf of all the Seller Employees all contributions due to be made under each Seller Benefit Plan for all periods prior to the applicable Employee Transfer Date, with respect to such Seller Employee who is an Early Transferred Employees, or January 1, 2021, with respect to all other Seller Employees. Additionally, Seller or Evolent, as applicable, shall take such actions as are necessary to make, or cause each Seller Benefit Plan to make, appropriate distributions to all the employees of Seller or Evolent that are required to be made prior to January 1, 2021, in accordance with such Seller Benefit Plan and applicable Legal Requirements. (c) Seller and Evolent, as applicable, shall be fully responsible for all claims, obligations, and liabilities with respect to any and all employees of Seller and Evolent arising out of or relating to acts or omissions of Seller or Evolent, as applicable, occurring before January 1, 2021, including claims, obligations, and liabilities related to hiring, discipline, or termination, salary, wages, bonuses, or other forms of compensation, severance pay, sick or vacation leave, or any other employment-related leave, workers’ compensation or unemployment benefits, disability benefits, pension benefits, retirement benefits, or any other Plans. Seller and Evolent shall ensure that any bonuses which would have been payable on or after January 1, 2021 for services rendered by the Transferred Employees prior to January 1, 2021 are paid on a pro-rated basis on or before the applicable Employee Transfer Date. For the avoidance of doubt, Seller and Evolent, as applicable, shall be responsible (and Buyer shall have no obligation, responsibility, or liability whatsoever) for any and all such claims, obligations, and liabilities with respect to such Seller Employees that arise out of or relate to acts or omissions of Seller or Evolent, as applicable, occurring prior to January 1, 2021, irrespective of whether the associated or corresponding request for damages, compensation, benefit, attorneys’ fees, costs, or any other item of value is submitted or received after January 1, 2021. (d) Commencing on the applicable Employee Transfer Date and ending on the twelve (12) month anniversary of the applicable Employee Transfer Date (or, if earlier, the date of the Transferred Employee’s termination of employment with Buyer or one of its Affiliates), Buyer shall ensure that Transferred Employees receive compensation (including salary, wages, and opportunities for commissions, bonuses, incentive pay, overtime, and premium pay), severance benefits, and employee welfare and retirement benefits that are, in the aggregate, substantially comparable to those provided to such Transferred Employee immediately prior to such Transferred Employee’s Employee Transfer Date; provided, however, that Buyer shall have the discretion to replace or substitute any equity-based bonus or incentive arrangements with cash bonus programs; provided, further, that neither Buyer nor any of its Affiliates shall be obligated to create or implement any type of employee benefit plans or arrangements that Buyer does not otherwise provide or make available to its or its Affiliates’ similarly-situated employees. (e) For eligibility to participate and vesting purposes under the employee benefit and compensation plans of Buyer and its Affiliates, including vacation policies and severance plans, providing benefits and compensation to any Transferred Employee after such Transferred Employee’s Employee Transfer Date (the “New Plans”), each Transferred Employee shall be credited with his or her years of service with Seller, Evolent, and their Affiliates and respective predecessors before such Transferred Employee’s Employee Transfer Date to the same extent as such Transferred Employee was entitled, before such Transferred Employee’s Employee Transfer Date to credit for such service under any similar and corresponding Seller Benefit Plan in which such Transferred Employee participated or was eligible to participate immediately prior to such Transferred Employee’s Employee Transfer Date (such plans, collectively, the “Old Plans”); provided that the foregoing credit shall not apply: (i) to the extent that its application would result in a duplication of benefits for the same period of service; (ii) under a defined benefit pension plan or retiree medical plan, or (iii) for purposes of qualifying for subsidized early retirement benefits. In addition, and without limiting the generality of the foregoing, Buyer and its Affiliates shall (x) cause each Transferred Employee to be immediately eligible to participate, without any waiting time, in any and all New Plans, (y) cause all pre-existing condition exclusions and actively-at-work -27-

requirements in any New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Transferred Employee, to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan providing corresponding benefits in which such Transferred Employee participated, and (z) use commercially reasonable efforts to cause any eligible expenses incurred by such Transferred Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Transferred Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Transferred Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. (f) Buyer shall take the necessary action, including any necessary plan amendments, to cause the tax-qualified defined contribution retirement plan maintained by Buyer or its Affiliates in which the Transferred Employees are eligible to participate (the “Buyer 401(k) Plan”) to permit each Transferred Employee to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, excluding loans), in the form of cash, in an amount equal to the full account balance distributable to such Transferred Employee from the applicable defined contribution plan of Seller, Evolent and its Affiliates in which such Transferred Employee participated to the applicable Buyer 401(k) Plan. (g) Notwithstanding any provision in this Agreement to the contrary, nothing herein is intended to, and shall not be construed to, (i) create any third party beneficiary rights of any kind or nature, including, without limitation, the right of any Transferred Employee or other Person to seek to enforce any right to compensation, benefits, or any other right or privilege of employment with Seller, Evolent or Buyer or any of their respective Affiliates, or (ii) be deemed to be the adoption of, or an amendment to, any employee benefit plan, program, arrangement, contract or practice, or otherwise limit the right of the Parties to amend, modify or terminate any of their respective employee benefit plans, programs, arrangements, contracts or practices. (h) Following the Closing until January 1, 2021, upon the reasonable request of Buyer, Seller and Evolent shall make the Seller Employees who are not Early Transferred Employees who transferred on the Closing Date reasonably available to Buyer and its Affiliates for purposes of (i) training and on-boarding of such employees; (ii) providing reasonable transition support to Buyer and its Affiliates in connection with its assumption of the Business or as otherwise may be reasonably requested by Buyer in connection with its acquisition of the Acquired Assets, including, without limitation, in connection with implementation of the Molina Plan’s new Medicaid contract and, if applicable, Dual Eligible Special Needs Plan contract effective on January 1, 2021 and the Molina Plan’s readiness review in connection therewith; and (iii) for such other purposes as the Parties may reasonably agree to in connection with the transactions contemplated hereby. (i) To the extent the hiring by Buyer or its Affiliates of the Early Transferred Employees or efforts by Seller Employees who are not Early Transferred Employees under Section 4.7(h) above result in a material disruption of operations of Seller or Evolent or lead to material costs or expenses to Seller or Evolent, the Parties agree to negotiate in good faith to reach an agreement on reasonable expense reimbursement as a result of such disruption, cost or expense. Section 4.8 Other Closing Deliverables. From the date of this Agreement through the Closing Date, the Parties shall negotiate in good faith to finalize the other Closing deliverables contemplated by Section 5.2 and Section 5.3 to be agreed upon by the Parties. -28-

Section 4.9 Transition Services Agreement. The Parties will negotiate in good faith regarding a 2021 management agreement, on terms consistent with those set forth on Annex 4.9, for certain services to be provided by Evolent to Buyer and its Affiliates such as claims processing and other mutually agreed upon transition services. The Parties shall agree on pricing and scope regarding system access prior to Closing and shall use commercially reasonable efforts to agree on other pricing and scope prior to Closing and in any event, by October 31, 2020. In the event the Parties have failed to reach agreement with respect to pricing within the time frames stated above, they shall mutually engage a reputable national independent third party valuation firm with experience in healthcare services to determine pricing and the determination of such third party valuation firm shall be final and binding on the Parties. Section 4.10 Public Announcements. Unless otherwise required by applicable Legal Requirements or stock exchange requirements (based upon the reasonable advice of counsel), no Party shall make any public announcements in respect of this Agreement or the transactions contemplated thereby or otherwise communicate with any news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed). Promptly following the execution of this Agreement, Seller, Evolent and Buyer may issue a press release, in each case, in a form mutually agreed to by Seller, Evolent and Buyer announcing the execution of this Agreement. Thereafter, each of Seller, Evolent and Buyer hereby agrees to (a) obtain prior approval (which approval shall not be unreasonably withheld, conditioned or delayed) from the other Party prior to issuing any press release or otherwise making any public statement with respect to this Agreement or the terms hereof and (b) provide to the other Party for review and approval (which approval shall not be unreasonably withheld, conditioned, or delayed) a copy of any such press release or statement, and shall not issue any such press release or make any such public statement prior to such consultation, review and approval by the other Party, unless in any such case required by applicable Legal Requirements or securities exchange rules or regulations. Prior to the Closing and subject to applicable Legal Requirements, the Parties will consult with each other concerning the means by which any employee, Provider, customer or supplier of Seller or any other Person having any business relationship with Seller will be informed of the transactions contemplated by this Agreement. Section 4.11 Access; Preservation of Records. (a) From and after the date hereof until January 1, 2021 and subject to applicable Legal Requirements, Seller shall: (i) give Buyer and its Representatives reasonable access to the Records of Seller and its Affiliates relating to the Business, the Acquired Assets and the Enrollees to the extent relevant to the Novations and the orderly transition of the Enrollees (including as necessary to ensure continuity of care to such Enrollees) and (ii) furnish, and cause its Affiliates to furnish, to Buyer and its Representatives such financial and operating data and other information that is in Seller’s and its Affiliates’ possession and in the format maintained by Seller or its applicable Affiliate relating to the Acquired Assets and the Business as such Persons may reasonably request, except, in each case, for information that, if provided, would cause the forfeiture of attorney-client or attorney work product privilege, and information or materials required to be kept confidential by applicable Legal Requirements. The information provided pursuant to this Section 4.11(a) shall be used solely for the purpose of the transactions contemplated by this Agreement, and such information shall be kept confidential by Buyer in accordance with Section 4.4. (b) From and after the Closing, Seller, Evolent and Buyer agree that each of them shall preserve and keep, or cause to be kept, any Records held by them or their Affiliates relating to the Acquired Assets for a period equal to the greater of (a) seven (7) years from the Closing or (b) such period required by applicable Legal Requirements, and shall cause such Records and, in the case of Buyer, personnel to be available during regular business hours to the other as may be reasonably required in connection with: (i) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any Proceeding by or before any court or other Governmental Authority; (ii) preparing reports to Governmental Authorities; (iii) preparing and delivering any accounting or other statement provided for -29-

under this Agreement or otherwise in order to enable Seller, Evolent and Buyer to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby; (iv) preparing Tax Returns or responding to or disputing any Tax inquiry, audit or assessment; provided; or (v) any other commercially reasonable purpose, including, with respect to Seller and Evolent, if applicable, the run-out and winding down of the Business; provided, however, that such access does not unreasonably interfere with normal operations of the Person providing access to the same and shall occur during normal business hours upon reasonable notice, shall be subject to restrictions under applicable Legal Requirements and shall not require disclosure of information subject to attorney- client privilege. Section 4.12 Notification and Effect of Certain Matters. Each Party shall promptly notify the other Parties of (i) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) the occurrence or nonoccurrence of any fact or event which would reasonably be likely to cause any conditions set forth in ARTICLE VI not to be satisfied, (iii) any Proceeding pending or threatened against a Party or any of its Affiliates in connection with the transactions contemplated by this Agreement, or (iv) any material written notice or other written communication from any Governmental Authority outside the Ordinary Course of Business relating to the Business or the transactions contemplated hereby; provided, that no such notification, nor the obligation to make such notification shall affect the representations, warranties, covenants, agreements, or conditions to the obligations of any Party hereunder. Section 4.13 Transfer Taxes. Any transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including any penalties and interest) (collectively, “Transfer Taxes”) incurred in connection with the transactions contemplated by this Agreement shall be borne equally by Buyer and Seller. The Party responsible under applicable Legal Requirements for filing the Tax Returns with respect to such Transfer Taxes shall prepare and timely file such Tax Returns at such Party’s sole cost and expense and promptly provide a copy of such Tax Return to the other Party. The Seller and the Purchaser shall, and shall cause their respective Affiliates to, cooperate to timely prepare and file any Tax Returns or other filings relating to such Transfer Taxes, including any claim for exemption or exclusion from the application or imposition of any Transfer Taxes. Section 4.14 Restrictive Covenants. (a) For the period from the Closing Date through the two (2) year anniversary of the Closing Date, Seller and Evolent (collectively, the “Seller Group”), shall not, directly or indirectly, solicit, induce or attempt to influence any employee of Buyer or its Affiliates providing services on behalf of the Molina Plan, including, without limitation, any Transferred Employee, to terminate his or her employment relationship with Buyer or its Affiliates, as applicable. No member of the Seller Group shall be prohibited from hiring any person who (i) responds to general solicitations for employment (including through the use of a professional search agency) not directed at Buyer or its Affiliates; or (ii) ceased to be an employee of Buyer or any of its Affiliates before such solicitation for employment. (b) For the period from the Closing Date through the five (5) year anniversary of the Closing Date, the Seller Group shall not, except as expressly contemplated by this Agreement or any transaction document entered into in connection herewith, engage or participate, directly or indirectly, in the ownership, management, development, operation or control of, or the provision of services to, any business that is competitive with the Business (as conducted as of the Closing Date) in the Commonwealth of Kentucky; provided, however, nothing herein shall prohibit (i) any Person from being a passive owner of not more than five percent (5%) of the outstanding stock of any class of a corporation which is publicly traded, so long as such Person has no active participation in the business of such corporation; (ii) any Person from engaging in any line of business or holding any interests in any Person that such Person engages in or -30-

holds as of immediately prior to the consummation of the transactions contemplated hereby; or (iii) Evolent from providing back-office services to any business that is competitive with the Business. In addition, for the avoidance of doubt, this Section 4.14 shall not apply to a third party acquirer of Evolent. Section 4.15 D-SNP Administrative Services Agreement. In the event the Required D-SNP Regulatory Approvals are not obtained and the D-SNP Novation is not consummated prior to January 1, 2021, on January 1, 2021 Seller and Buyer or its applicable Affiliate shall enter into an administrative services agreement on terms substantially consistent with the UHC Services Agreement with such additional terms as the Parties mutually agree. Section 4.16 2022 D-SNP Bid. From and after the date hereof until the D-SNP Contract Transfer Date, Seller shall, and shall cause its Affiliates to, reasonably cooperate and work with Buyer and its Affiliates in preparing the 2022 D-SNP Bid. Section 4.17 Seller Name. Seller expressly agrees that, on and after the Closing Date, it shall not have any right, title or interest in any trade names, trademarks, identifying logos or service marks employing the words “Passport Health Plan” or any variation thereof (the “Name”) or any other trademarks, service marks, product line names, trade dress or other intangible assets included in the Acquired Assets or confusingly similar thereto, except for such licensee rights granted to Seller pursuant to the Intellectual Property License Agreement. Seller agrees that without the prior written consent of Buyer, neither it nor any of its Affiliates shall make any use of the Name from and after the Closing Date except in accordance with the Intellectual Property License Agreement. Seller shall also provide Buyer with such assistance as reasonably requested by Buyer in order to effectuate the transfer of trademarks, trade names and domain names within forty-five (45) days following the Closing Date. Additionally, Seller shall file such documents with the applicable Governmental Authorities to change the legal name of Seller to a name that is not similar to the Name promptly following the Closing. ARTICLE V CLOSING AND CLOSING DELIVERIES Section 5.1 Closing. The closing of the acquisition of the Acquired Assets and the assumption by Buyer of the Assumed Liabilities subject in each case to the terms of the Bill of Sale (the “Closing”) and the consummation of the other transactions contemplated hereby will take place by exchange of electronic signatures (the date on which the Closing occurs is referred to herein as the “Closing Date”): on the earlier of (A) September 1, 2020 or (B) within three (3) Business Days following receipt of the Required Medicaid Regulatory Approvals and the Medicaid Novation, and in each case, following satisfaction or waiver of all other conditions to the obligations of the Parties to consummate such transactions (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing); provided, however, that in the event of a Successful Protest on or prior to September 1, 2020, the Closing shall not occur, and this Agreement may be terminated in accordance with Section 8.1(b). Section 5.2 Closing Deliveries by Seller. At the Closing (or such other time as indicated below), Seller will deliver, or cause to be delivered, to Buyer, the following: (a) the Escrow Agreement, duly executed by Seller; (b) a Bill of Sale, Assignment and Assumption Agreement, in a form mutually agreed to by the Parties (the “Bill of Sale”), dated as of the Closing and to be effective as of the applicable Transfer Date of the applicable Acquired Asset; -31-

(c) a Master Services Agreement, in substantially the form attached hereto as Exhibit B (the “NCH Master Services Agreement”), duly executed by NCH Management Services, Inc. d/b/a New Century Health; (d) a Reinsurance Agreement (the “New Reinsurance Agreement”), in form and substance reasonably acceptable to the Parties, by and between Buyer or its applicable Affiliate and Seller, duly executed by Seller; (e) an Interim Services Agreement, in substantially the form attached hereto as Exhibit C as modified to implement that certain Memorandum of Understanding by and between Seller and Evolent without regard to the gainshare reflected therein (the “Interim Services Agreement”), duly executed by Evolent; (f) a Services Agreement, in substantially the form attached hereto as Exhibit D (the “Management Agreement”), duly executed by Seller and Evolent; (g) a certificate of the Secretary or other authorized officer of Seller, certifying as to the resolutions or actions of Seller’s board of directors or other governing body and shareholders approving the execution and delivery of this Agreement and each other agreement contemplated hereby to which such Person is a party and the consummation of the transactions contemplated hereby, and certifying to the incumbency of the officer of Seller executing this Agreement and any other documents being executed in connection with the consummation of the transactions contemplated hereby and thereby; (h) a certificate, duly executed by an authorized officer of Seller that each of the conditions set forth in Section 6.1(a) and Section 6.1(b) have been satisfied; (i) evidence of the release of any Encumbrances (other than Permitted Encumbrances) upon the Acquired Assets; (j) a trademark assignment agreement with respect to any registered Trademarks owned by Seller, in a form mutually agreed to by the Parties (the “Trademark Assignment Agreement”), duly executed by Seller; (k) an Intellectual Property License Agreement with respect to the Seller Intellectual Property in substantially the form attached hereto as Exhibit E (the “Intellectual Property License Agreement”), duly executed by Seller; (l) a good standing certificate (or equivalent document) for Seller from the Secretary of State of the jurisdiction of its organization and from the Secretary of State of all other jurisdictions where Seller is qualified to do business as a foreign entity, in each case, dated within five (5) days prior to the Closing Date; (m) if the Required Regulatory Approval(s) are obtained and the Novation(s) are consummated at or prior to the Closing (or if obtained and consummated following the Closing, at such time), such documents and agreements as may be required by CHFS, the DOI, CMS or any other applicable Governmental Authority to reflect the Novation(s) (but subject to the conditions set forth herein); and (n) such other agreements, documents and certificates required to be delivered by Seller or Evolent pursuant to this Agreement at the Closing Date. -32-

Section 5.3 Closing Deliveries by Buyer. At the Closing (or such other time as indicated below), Buyer will deliver, or cause to be delivered, to Seller, the following: (a) the Escrow Agreement, duly executed by Buyer and the Escrow Agent; (b) the Bill of Sale, duly executed by Buyer or its applicable Affiliate; (c) the NCH Master Services Agreement, duly executed by Buyer; (d) the New Reinsurance Agreement, duly executed by the Molina Plan; (e) the Interim Services Agreement, duly executed by the Molina Plan; (f) the Management Agreement, duly executed by the Molina Plan; (g) a certificate of the Secretary or other authorized officer of Buyer, certifying as to the resolutions or actions of Buyer’s board of directors or other governing body approving the execution and delivery of this Agreement and each other agreement contemplated hereby to which such Person is a party and the consummation of the transactions contemplated hereby, and certifying to the incumbency of the officer of Buyer executing this Agreement and any other documents being executed in connection with the consummation of the transactions contemplated hereby and thereby; (h) a certificate, duly executed by an authorized officer of Buyer that each of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied; (i) the Trademark Assignment Agreement, duly executed by Buyer or its applicable Affiliate; (j) the Intellectual Property License Agreement, duly executed by Buyer or its applicable Affiliate; (k) if the Required Regulatory Approval(s) are obtained and the Novation(s) are consummated at or prior to the Closing (or if obtained and consummated following the Closing, at such time), such documents and agreements as may be required by CHFS, the DOI, CMS or any other applicable Governmental Authority to reflect the Novation(s) (but subject to the conditions set forth herein); and (l) such other agreements, documents and certificates required to be delivered by Buyer pursuant to this Agreement at the Closing Date. ARTICLE VI CONDITIONS TO OBLIGATIONS TO CLOSE Section 6.1 Conditions to Obligation of Buyer to Closing. The obligation of Buyer to effect the closing of the transactions contemplated herein with respect to the acquisition of the Acquired Assets and the assumption of the Assumed Liabilities and to consummate the other transaction contemplated to take place at the Closing is subject to the satisfaction at the Closing of all of the following conditions, any one or more of which may be waived by Buyer, in Buyer’s sole discretion: (a) Accuracy of Representations and Warranties. Each representation and warranty of Seller in ARTICLE II (disregarding any materiality or Seller Material Adverse Effect qualifications) shall be true and correct as of the Closing Date as if made on the Closing Date (or, in each -33-

case, if any such representation and warranty is expressly stated to have been made as of a specific date, then, for such representation and warranty, as of such specific date), except for any failure of any such representation and warranty to be true and correct that does not have a Seller Material Adverse Effect, except that the Seller Fundamental Representation shall be true and correct in all but de-minimis respects as of the Closing Date (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time). (b) Observance and Performance. Seller shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed and complied with by Seller on or before the Closing Date, except that with respect to the covenants and agreements set forth in Section 4.5 and Section 4.10 Seller shall have performed and complied with such covenants and agreements in all respects. (c) Closing Deliverables. Seller will have delivered (or caused to be delivered) to Buyer each of the items contemplated to be so delivered by this Agreement, including each item listed in Section 5.2. (d) No Legal Proceedings. No Governmental Authority of competent jurisdiction will have instituted any Proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated herein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated herein and no injunction, order or decree of any Governmental Authority will be in effect that restrains or prohibits the acquisition of the Acquired Assets or the consummation of the other transactions contemplated herein. (e) No Successful Protest. A Successful Protest shall not have occurred. Section 6.2 Conditions to Obligation of Seller and Evolent to Closing. The obligation of Seller and Evolent to effect the closing of the transactions contemplated herein with respect to the acquisition of the Acquired Assets and the assumption of the Assumed Liabilities and to consummate the other transaction contemplated to take place at the Closing is subject to the satisfaction at the Closing of all of the following conditions, any one or more of which may be waived by Seller, in Seller’s sole discretion: (a) Accuracy of Representations and Warranties. Each of the representations and warranties of Buyer in ARTICLE III of this Agreement (disregarding any materiality qualifications) must be true and correct as of the Closing Date as if made on the Closing Date, except for any failure of any such representation and warranty to be true and correct as would not reasonably be expected to have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby, except that the Buyer Fundamental Representation shall be true and correct in all but de-minimis respects as of the Closing Date (except to the extent any such representation or warranty is expressly made as of an earlier date or time, in which case as of such earlier date or time). (b) Observance and Performance. Buyer will have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed and complied with by Buyer on or before the Closing Date except that with respect to the covenants and agreements set forth in Section 4.5 and Section 4.10 Buyer shall have performed and complied with such covenants and agreements in all respects. (c) Closing Deliverables. Buyer will have delivered (or caused to be delivered) to Seller each of the items contemplated to be so delivered by this Agreement, including each item listed in Section 5.3. -34-

(d) No Legal Proceedings. No Governmental Authority of competent jurisdiction will have instituted any Proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated herein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated herein and no injunction, order or decree of any Governmental Authority will be in effect that restrains or prohibits the acquisition of the Acquired Assets or the consummation of the other transactions contemplated herein. Section 6.3 Conditions to Obligation of Each Party to Closing in Connection with the Medicaid Novation. In additional to the conditions set forth in Section 6.1 and Section 6.2, the obligation of each Party to effect the Medicaid Novation is subject to the satisfaction at the Closing of all of the following conditions, any one or more of which may be only be waived by all of the Parties: (a) Required Regulatory Approvals. The approvals, consents, notices and/or authorizations of the Governmental Authorities with respect to the Medicaid Novation set forth on Annex 6.3(a) (the “Required Medicaid Regulatory Approvals”) shall have been obtained and there shall not be any Burdensome Condition. For the avoidance of doubt, the receipt of the Required Medicaid Regulatory Approvals and the consummation of the Medicaid Novation are not a condition to the Closing, and in the event the Required Medicaid Regulatory Approvals and the consummation of the Medicaid Novation is not obtained prior to August 27, 2020, then the Closing shall take place, subject to the conditions set forth in Section 6.1 and Section 6.2, on September 1, 2020 as contemplated by Section 5.1. Section 6.4 Conditions to Obligation of Each Party to Closing in Connection with the D-SNP Novation. In addition to the conditions set forth in Section 6.1 and Section 6.2, the obligation of each Party to effect the D-SNP Novation is subject to the satisfaction at the Closing of all of the following conditions, any one or more of which may be only be waived by all of the Parties: (a) Required Regulatory Approvals. The approvals, consents, notices and/or authorizations of the Governmental Authorities with respect to the D-SNP Novation set forth on Annex 6.4(a) (the “Required D-SNP Regulatory Approvals” and together with the Required Medicaid Regulatory Approval, the “Required Regulatory Approvals”) shall have been obtained and there shall not be any Burdensome Condition. (b) D-SNP Contract. The D-SNP Contract shall be in full force and effect and shall not have been terminated. For the avoidance of doubt, the receipt of the Required D-SNP Regulatory Approvals and the consummation of the D-SNP Novation are not a condition to the Closing, and in the event the Required D- SNP Regulatory Approvals and the consummation of the D-SNP Novation is not obtained prior to August 27, 2020, then the Closing shall take place, subject to the conditions set forth in Section 6.1 and Section 6.2, on September 1, 2020 as contemplated by Section 5.1. ARTICLE VII INDEMNIFICATION Section 7.1 Survival. All representations, warranties, covenants, and obligations in this Agreement, the Schedules attached hereto, the certificates delivered pursuant to ARTICLE VI, and any other certificate or document delivered pursuant to this Agreement will survive the Closing, as applicable, and the consummation of the transactions contemplated hereby, subject to Section 7.5. -35-

Section 7.2 Indemnification and Reimbursement By Seller. From and after the Closing, subject to the other provisions of this ARTICLE VII, Seller shall indemnify and hold harmless Buyer and its Affiliates, officers, directors, stockholders, employees, representatives and agents (collectively, the “Buyer Indemnified Persons”), and shall reimburse the Buyer Indemnified Persons, for any loss, Proceeding, liability, claim, damage or expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses), whether or not involving a Third-Party Claim (collectively, “Damages”; provided, however, that Damages shall not include special, consequential or punitive damages except to the extent awarded in connection with a Third-Party Claim or that constitute consequential damages that were probable or reasonably foreseeable and a direct result of the related breach of this Agreement), arising, directly or indirectly, from or in connection with: (a) any breach of any representation or warranty made by Seller in this Agreement, or any certificate delivered by Seller at the Closing pursuant to this Agreement, in each case without giving effect to any of the qualifications as to materiality, Material Adverse Effect or similar qualifications set forth in such representations and warranties; provided, however, such qualifications shall remain in effect with respect to (i) the representations and warranties set forth in (A) the second sentence of Section 2.5(h), (B) Section 2.12(f)(ii), and (C) the second sentence of Section 2.17, and (ii) the defined terms “Material Contract”, “Material Vendor” and “Seller Material Adverse Effect”; (b) any breach of any covenant or agreement contained in this Agreement to be performed or complied with by Seller or Evolent; (c) any Excluded Liabilities; (d) any Liabilities imposed on Buyer solely as a result of Buyer being deemed a successor in interest to Seller (or other similar designation based on any legal theory of successor liability), other than with respect to any Assumed Liability, notwithstanding the intention of the Parties that such Liabilities be retained by Seller; and (e) subject to Buyer’s compliance with its obligations set forth in Section 4.7(d), any Liabilities arising directly or indirectly under the WARN Act or its state or local equivalents, as a result of the transactions contemplated by this Agreement, including, but not limited to, in respect of any plant closing, mass layoff, termination, or relocation by Seller or Evolent, as applicable, of the employment of any of its employees on or prior to the later of (i) the Closing and (ii) January 1, 2021. Section 7.3 Indemnification and Reimbursement by Buyer. From and after the Closing, subject to the other provisions of this ARTICLE VII, Buyer shall indemnify and hold harmless Seller and Evolent and their respective Affiliates, officers, directors, stockholders, employees, representatives and agents (collectively, the “Seller Indemnified Persons”), and shall reimburse the Seller Indemnified Persons for any Damages arising, directly or indirectly, from or in connection with: (a) any breach of any representation or warranty made by Buyer in this Agreement, or any certificate delivered by Buyer at the Closing pursuant to this Agreement, in each case without giving effect to any of the qualifications as to materiality, material adverse effect or similar qualifications set forth in such representations and warranties; (b) any breach of any covenant or agreement contained in this Agreement to be performed or complied with by Buyer; and (c) any Assumed Liabilities provided that such Assumed Liabilities have been assumed by Buyer by operation of this Agreement at the time of any indemnity claim hereunder. -36-

Section 7.4 Limitations on Indemnification by Seller. Notwithstanding anything contained herein to the contrary, the obligation of Seller to indemnify the Buyer Indemnified Persons pursuant to Section 7.2 is subject to the following limitations and qualifications: (a) Seller will have no indemnification liability under Section 7.2 until the total amount of Damages incurred by the Buyer Indemnified Persons hereunder exceeds one-half percent (0.5%) of the Purchase Price as finally determined taking into account the Membership Purchase Price (the “Deductible”), in which case Seller will be responsible for the amount of the Damages in excess of the Deductible. (b) The maximum indemnification liability of Seller under Section 7.2(a) will be an amount equal to ten percent (10%) of the Purchase Price as finally determined taking into account the Membership Purchase Price. (c) The limitations set forth in clauses (a) and (b) of this Section 7.4 shall not apply to breaches of Section 2.1, Section 2.2, Section 2.7, and Section 2.20 (the “Seller Fundamental Representations”). (d) The maximum liability of Seller under this ARTICLE VII shall in no event exceed the Purchase Price actually received by Seller hereunder, except in the event of fraud or intentional misrepresentation. Section 7.5 Time Limitations. (a) Seller will have no indemnification liability for the breach of any representation or warranty set forth in ARTICLE II unless, on or before March 31, 2022, Buyer notifies Seller of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Buyer; provided, however, that any claim with respect to a breach of any Seller Fundamental Representation may be made by Buyer until the expiration of the applicable statute of limitations. (b) Buyer will have no indemnification liability for the breach of any representation or warranty set forth in ARTICLE III unless, on or before March 31, 2022, Seller notifies Buyer of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Seller; provided, however, that any claim with respect to a breach of any Buyer Fundamental Representation may be made until the expiration of the applicable statute of limitations. (c) All other claims for indemnification shall survive indefinitely. Section 7.6 Third-Party Claims. (a) Promptly after receipt by a Person entitled to indemnity under Section 7.2 or Section 7.3 (an “Indemnified Person”) of notice of the assertion of any claim against any Indemnified Person by a third party (a “Third-Party Claim”), such Indemnified Person shall give prompt notice to the Person obligated to indemnify under such section (an “Indemnifying Person”) of the assertion of such Third-Party Claim, provided that the failure to promptly notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such Third-Party Claim is prejudiced by the Indemnified Person’s failure to give such notice. (b) If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 7.6(a) of the assertion of a Third-Party Claim, the Indemnifying Person shall be entitled to -37-

participate in the defense of such Third-Party Claim and, to the extent that it wishes (unless (i) the Indemnifying Person is also a Person against whom the Third-Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Person if the Indemnifying Person delivers written notice to the Indemnified Party within thirty (30) days after its receipt of notice of the assertion of such Third Party Claim. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person shall not, so long as it diligently conducts such defense, be liable to the Indemnified Person under this ARTICLE VII for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If the Indemnifying Person assumes the defense of a Third-Party Claim, (i) such assumption will conclusively establish for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification, (ii) no compromise or settlement of such Third-Party Claims may be effected by the Indemnifying Person without the Indemnified Person’s consent unless (A) there is no finding or admission of any violation of any Legal Requirement or any violation of the rights of any Person; and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person; (iii) the Indemnified Person shall have no liability with respect to any compromise or settlement of such Third-Party Claims effected without its consent; and (iv) the Indemnified Personal shall be entitled to retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim but the Indemnifying Party shall control the investigation, defense and settlement thereof. If notice is given to an Indemnifying Person of the assertion of any Third-Party Claim and the Indemnifying Person does not give notice to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the Indemnified Person. (c) With respect to any Third-Party Claim subject to indemnification under this ARTICLE VII: (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other Person fully informed in all material respects of the status of such Third-Party Claim and any related proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the Parties agree to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other to ensure the proper and adequate defense of any Third-Party Claim. (d) Notwithstanding the foregoing, the Indemnifying Person will not be entitled to assume (or retain, as applicable) control of such defense if the claim for indemnification relates to or arises in connection with a Tax which is assessed or proposed to be assessed against Buyer or any of its Affiliates. Section 7.7 Procedure For Indemnification – Other Claims. A claim for indemnification for any matter not involving a Third-Party Claim may be asserted by notice to the Party from whom indemnification is sought, provided that the failure to promptly notify the Indemnifying Person will not relieve the Indemnifying Person of any Liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such claim is prejudiced by the Indemnified Person’s failure to give such notice. Any disputes in respect of such indemnification claim shall be resolved in accordance with the dispute resolution provisions set forth in this Agreement. Section 7.8 Additional Limitations. -38-

(a) For purposes of calculating Damages under this ARTICLE VII, (A) such Damages shall be determined without duplication of recovery by reason of the state of facts giving rise to such Damage constituting a breach of more than one (1) representation, warranty, covenant, agreement, (B) such Damages shall be reduced by the amount of any prior or subsequent recovery by an Indemnified Party from any other Person with respect to such Damages (net of any costs or expenses incurred by any such Indemnified Party in connection with securing or obtaining such recovery from such other Person including any applicable deductible, co-payment or retention, any increase in or retrospective or retroactive premiums and all costs of recovery); provided, however, that such Indemnified Party shall promptly reimburse the Indemnifying Party for any subsequent recoveries from such sources if previously indemnified hereunder so as to avoid a double recovery. (b) Each Party shall use its commercially reasonable efforts to mitigate any Damages. Section 7.9 Exclusive Remedy. Except for the remedies of specific performance or injunctive or other equitable relief, the indemnification provisions of this ARTICLE VII will constitute the sole and exclusive available to any Party (and any Seller Indemnified Person or Buyer Indemnified Person, insofar as such person has any rights hereunder) following the Closing for any claim arising out of this Agreement or the transactions contemplated hereby (but excluding for the avoidance of doubt claims arising under the other Transaction Documents) absent fraud. Section 7.10 Treatment of Indemnification Payments. Any payments made pursuant to the indemnification obligations arising under this Agreement shall be treated as an adjustment to the Purchase Price for all Tax purposes. ARTICLE VIII TERMINATION; UNWIND Section 8.1 Termination. This Agreement may be terminated at any time prior to the Closing: (a) By mutual agreement of Buyer and Seller; (b) By Buyer, if a Successful Protest occurs; (c) By either Buyer or Seller, if the Closing shall not have occurred by October 1, 2020 (the “Termination Date”); provided, that, the right to terminate this Agreement under this Section 8.1(c) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure of the Closing to be consummated prior to the Termination Date; (d) By Buyer, in the event there has been a breach of any representation, warranty, covenant or agreement made by Seller or Evolent in this Agreement, or any representation and warranty shall have become untrue after the date of this Agreement, such that Section 6.1(a) or Section 6.1(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (A) thirty (30) days following notice to Seller from Buyer of such breach or failure and (B) the Termination Date; provided, that, Buyer shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if Buyer is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement; and -39-

(e) By Seller, in the event there has been a breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement, or any representation and warranty shall have become untrue after the date of this Agreement, such that Section 6.2(a) or Section 6.2(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (A) thirty (30) days following notice to Buyer from Seller of such breach or failure and (B) the Termination Date; provided, that, Seller shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if Seller is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement. Section 8.2 Effect of Termination. In the event of the termination of this Agreement, this Agreement shall thereafter become void and have no effect (except that the Parties’ obligations pursuant to Sections Section 4.4, ARTICLE VIII and ARTICLE IX shall survive the termination of this Agreement), and no Party shall have any liability to any other Party or its members, shareholders or directors or officers in respect thereof, except that nothing herein will relieve any Party from liability for any willful misconduct or intentional breach of this Agreement prior to such termination. Section 8.3 Unwind. In the event a Successful Protest occurs at any time between the Closing and January 1, 2021, Buyer may elect to rescind the transactions contemplated by this Agreement (a “Successful Protest Unwind”) by delivering written notice to Seller of such election prior to January 1, 2021. If Buyer delivers such notice, the Parties acknowledge and agree that the transactions contemplated by this Agreement shall be rescinded in such manner as shall, as nearly as practicable, restore to all Parties their respective rights, titles, and interests as enjoyed by each of them immediately prior to Closing in and to the cash, properties, rights and interests that were transferred at Closing, and the Parties shall use their respective best efforts to effect the foregoing. Seller shall accept the reconveyance by Buyer or its applicable Affiliate of the Acquired Assets, this Agreement shall terminate in accordance with Section 8.2 and the Closing Purchase Price and the Membership Purchase Price, if applicable, shall be paid to Buyer in accordance with Section 8.3(a) or, if sufficient funds are not available in the Escrow Account, by Seller by wire transfer of immediately available funds to an account(s) designated by Buyer. (a) In the event of a Successful Protest Unwind, the Parties shall execute joint written instructions to effect the distribution of the Closing Purchase Price to Buyer. Alternatively, Buyer may deliver to the Escrow Agent a final, non-appealable order of a court of competent jurisdiction or confirmation by a court of competent jurisdiction of an arbitral award ordering the Escrow Agent to distribute the Closing Purchase Price to Buyer. (b) The Parties shall negotiate in good faith, execute and deliver such documents, and instruments and perform such other acts as may be necessary for the complete implementation of this Section 8.3, including, without limitation, the following: (i) a Bill of Sale, Assignment and Assumption Agreement; (ii) a trademark assignment agreement with respect to any registered Trademarks assigned to Buyer from Seller in connection with this Agreement; (iii) termination of the NCH Master Services Agreement; (iv) Buyer or its applicable Affiliate shall terminate the employment of the Early Transferred Employees and Seller or Evolent shall offer employment to such Early Transferred Employees on an at-will basis on the terms of employment (including compensation, severance benefits and employee welfare and retirement benefits) in effect for such Early Transferred Employees immediately prior to the Employee Transfer Date; and -40-

(v) Buyer or its applicable Affiliate shall not offer employment to the Delayed Transferred Employees in accordance with Section 4.7. (c) In the event that any termination or severance payments are owed to any Early Transferred Employees as a result of a Successful Protest Unwind, Seller and Evolent shall be responsible for all such payments. Except as otherwise provided herein, each Party shall be solely responsible for and shall pay all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Section 8.3. ARTICLE IX GENERAL PROVISIONS Section 9.1 Expenses. Except as set forth above or as otherwise expressly provided in this Agreement, each Party shall bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its Representatives. Section 9.2 Assignment; No Third Party Beneficiaries. No Party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party, except that Buyer may assign any or all of its rights and obligations under this Agreement without prior written consent to any of its Subsidiaries or Affiliates, provided that no such assignment shall relieve Buyer of any of its obligations hereunder. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Nothing in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right under or with respect to this Agreement or any provision of this Agreement, and except such rights as will inure to a successor or permitted assignee pursuant to this Section 9.2 and except with respect to any Seller Indemnified Person or Buyer Indemnified Person. Section 9.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission) and shall be given, If to Seller or Evolent: Evolent Health LLC 800 N. Glebe Road, Suite 500 Arlington, Virginia 22203 Attention: Jonathan Weinberg, General Counsel E-mail: jweinberg@evolenthealth.com with a copy, which will not constitute notice to Seller or Evolent, to: Bass, Berry & Sims PLC 150 Third Avenue South, Suite 2800 Nashville, Tennessee 37201 Attention: Angela Humphreys and Price W. Wilson E-mail:ahumphreys@bassberry.com; pwilson@bassberry.com If to Buyer: Molina Healthcare, Inc. 200 Oceangate, Suite 100 Long Beach, California 90802 -41-

Attention: Jeff Barlow, Chief Legal Officer and Burt Park, Deputy General Counsel Email: jeff.barlow@molinahealthcare.com; burt.park@molinahealthcare.com with a copy, which will not constitute notice to Buyer, to: Sheppard Mullin Richter & Hampton, LLP 1901 Avenue of the Stars – 16th Floor Century City, CA 90067 Attention: Aytan Dahukey, Esq. and Eric Klein, Esq. Email: adahukey@sheppardmullin.com; eklein@sheppardmullin.com or such other address or e-mail as such Party may hereafter specify for the purpose by notice to the other Party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Section 9.4 Waiver. Neither the failure nor any delay by any Party in exercising any right under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, and no single or partial exercise of any such right will preclude any other or further exercise of such right or the exercise of any other right. Any waiver hereunder shall be in writing. Section 9.5 Entire Agreement; Modification. This Agreement (together with the Annexes, Schedules and Exhibits attached to this Agreement and the other documents delivered pursuant to this Agreement) constitutes the entire agreement among the Parties and supersedes all prior agreements, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. This Agreement may not be amended except by a written agreement signed by each of the Parties. Section 9.6 Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision shall be ineffective to the extent of such invalidity or unenforceability; provided, however, that the remaining provisions will continue in full force and effect without being impaired or invalidated in any way unless such invalid or unenforceable provision or clause is so significant as to materially affect the expectations of Buyer and Seller regarding this Agreement. Otherwise, any invalid or unenforceable provision shall be replaced by Buyer and Seller with a valid provision which most closely approximates the intent and economic effect of the invalid or unenforceable provision. Section 9.7 Headings; Construction. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All Annexes, Exhibits and Schedules to this Agreement are incorporated into and constitute an integral part of this Agreement as if fully set forth herein. All words used in this Agreement will be construed to be of such gender or number as the context requires. The word “including” shall be read as “including but not limited to” and otherwise shall be considered illustrative and non-limiting. All references to dollars or “$” in this Agreement will be to U.S. dollars. The language used in the Agreement will be construed, in all cases, according to its fair meaning, and not for or against any party hereto. The Parties acknowledge that each Party has reviewed this Agreement and that rules of construction to the effect that any ambiguities are to be resolved against the drafting Party will not be available in the interpretation of this Agreement. -42-

Section 9.8 Governing Law. This Agreement, and any claims that arise out of or result from this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, the transactions contemplated by this Agreement must be brought against any of the Parties in a federal or state court located in Delaware. Section 9.9 Execution of Agreement; Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile, or by .pdf or similar imaging transmission, will constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile, or by .pdf or similar imaging transmission, will be deemed to be their original signatures for any purpose whatsoever. Section 9.10 Enforcement of Agreement. The Parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement could not be adequately compensated by monetary damages. Accordingly, each Party agrees that, in addition to any other right or remedy to which each Party may be entitled, at law or in equity, each Party will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of the provisions of this Agreement, without posting any bond or other undertaking. Section 9.11 Guarantee. (a) Evolent hereby guarantees, as a guaranty of payment and not merely as a guaranty of collection, to Buyer the full and prompt payment when due of all obligations and liabilities of Seller under and in accordance with the terms set forth in this Agreement (the “Seller Guaranteed Obligations”). The obligation of Evolent under this Section 9.11(a) is an absolute, unconditional and continuing guaranty of payment of the Seller Guaranteed Obligations and shall survive the Closing and continue to be in full force and be binding upon Evolent until the Seller Guaranteed Obligations, including any payments to be made in connection with a Successful Protest Unwind, have been paid in full. Evolent agrees that its obligations hereunder shall not be affected, modified or impaired upon the happening from time to time of any of the following events, whether or not with notice or consent of Evolent (i) the compromise, settlement, release, change, modification or amendment of any or all of the obligations, duties, covenants or agreements of any party under this Agreement or (ii) the extension of the time for performance or payment of money pursuant to this Agreement, or of the time for performance of any other obligations, covenants or agreements under or arising out of this Agreement. The obligations of Evolent hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of any provision of applicable Legal Requirements purporting to prohibit payment by Seller of the Seller Guaranteed Obligations or any part thereof. The obligations of Evolent hereunder are not discharged or impaired or otherwise affected by (1) any failure to assert any claim or demand or to enforce any remedy with respect to all or any part of the Seller Guaranteed Obligations, (2) any waiver or modification of, or supplement to, any provision of this Agreement, or (3) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Seller Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of Buyer or that would otherwise operate as a discharge of Seller as a matter of law or equity (other than the payment in full of the Seller Guaranteed Obligations). To the fullest extent permitted by applicable Legal Requirements, Evolent hereby waives any defense based on the unenforceability of all or any part of the Seller Guaranteed Obligations from any cause, or the cessation from any cause of the liability of Seller, other than the payment in full of -43-

the Seller Guaranteed Obligations. Buyer may compromise or adjust any part of the Seller Guaranteed Obligations, make any other accommodation with Seller or exercise any other right or remedy available to it against Seller, without affecting or impairing in any way the liability of Evolent under this Section 9.11(a) prior (and subject to) the payment in full of the Seller Guaranteed Obligations. To the fullest extent permitted by applicable Legal Requirements, Evolent waives any defense arising out of any such election even though that election may operate, pursuant to applicable Legal Requirements, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Evolent against Seller. (b) To the extent any obligations under this Agreement are assigned by Buyer to one of its subsidiaries or Affiliates, Buyer hereby guarantees, as a guaranty of payment and not merely as a guaranty of collection, to Seller the full and prompt payment when due of all obligations and liabilities so assigned by Buyer under and in accordance with the terms set forth in this Agreement (the “Buyer Guaranteed Obligations”). The obligation of Buyer under this Section 9.11(b) is an absolute, unconditional and continuing guaranty of payment of the Buyer Guaranteed Obligations and shall survive the Closing and continue to be in full force and be binding upon Buyer until the Buyer Guaranteed Obligations have been paid in full. Buyer agrees that its obligations hereunder shall not be affected, modified or impaired upon the happening from time to time of any of the following events, whether or not with notice or consent of Buyer (i) the compromise, settlement, release, change, modification or amendment of any or all of the obligations, duties, covenants or agreements of any party under this Agreement or (ii) the extension of the time for performance or payment of money pursuant to this Agreement, or of the time for performance of any other obligations, covenants or agreements under or arising out of this Agreement. The obligations of Buyer hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of any provision of applicable Legal Requirements purporting to prohibit payment by Buyer of the Buyer Guaranteed Obligations or any part thereof. The obligations of Buyer hereunder are not discharged or impaired or otherwise affected by (1) any failure to assert any claim or demand or to enforce any remedy with respect to all or any part of the Buyer Guaranteed Obligations, (2) any waiver or modification of, or supplement to, any provision of this Agreement, or (3) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Buyer Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of Seller or that would otherwise operate as a discharge of Buyer as a matter of law or equity (other than the payment in full of the Buyer Guaranteed Obligations). To the fullest extent permitted by applicable Legal Requirements, Buyer hereby waives any defense based on the unenforceability of all or any part of the Buyer Guaranteed Obligations from any cause, or the cessation from any cause of the liability of Buyer, other than the payment in full of the Buyer Guaranteed Obligations. Seller and Evolent may compromise or adjust any part of the Buyer Guaranteed Obligations, make any other accommodation with Buyer or exercise any other right or remedy available to either of them against an successor to Buyer’s interests or obligations hereunder, without affecting or impairing in any way the liability of Buyer under this Section 9.11(b) prior (and subject to) the payment in full of the Buyer Guaranteed Obligations. To the fullest extent permitted by applicable Legal Requirements, Buyer waives any defense arising out of any such election even though that election may operate, pursuant to applicable Legal Requirements, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Buyer against any successor to its interests or obligations hereunder. Section 9.12 Waiver of Jury Trial. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. [Remainder of Page Intentionally Left Blank] -44-

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above. SELLER: PASSPORT HEALTH PLAN, INC. By: Name: Its: EVOLENT: EVOLENT HEALTH LLC By: Name: Its: BUYER: MOLINA HEALTHCARE, INC. By: Name: Its: [Signature Page to Asset Purchase Agreement]

ANNEX A DEFINED TERMS Capitalized terms used herein are defined in the provisions of the Agreement set forth below: Defined Term Section Agreement First Paragraph Acquired Assets Section 1.1 Acquisition Proposal Section 4.5 Allocation Section 1.8 Assumed Liabilities Section 1.3 Assumed Contracts Section 1.1(e) Audit Reports Section 2.5(d) Balance Sheet Date Section 2.17 Bill of Sale Section 5.2(b) Burdensome Condition Section 4.2(d) Business Recitals Buyer First Paragraph Buyer 401(k) Plan Section 4.7(f) Buyer Guaranteed Obligations Section 9.11(b) Buyer Indemnified Persons Section 7.2 Buyer Related Instruments Section 3.4 CHFS Recitals CHFS Medicaid Contract Recitals Closing Section 5.1 Closing Date Section 5.1 Closing Purchase Price Section 1.7(a) D-SNP Business Recitals Damages Section 7.2 Deductible Section 7.4(a) Delayed Transferred Employees Section 4.7(a) Early Transferred Employees Section 4.7(a) Evolent First Paragraph Excluded Assets Section 1.2 Excluded Contracts Section 1.2(e) Excluded Liabilities Section 1.4 Excluded Records Section 1.2(d) HIPAA Section 2.10(a)(i) Income Statement Section 1.7(c)(i) Indemnified Person Section 7.6(a) Indemnifying Person Section 7.6(a) Independent Accountant Section 1.7(c)(iii) Intellectual Property License Agreement Section 5.2(k) Interim Period Section 1.7(c)(i) Interim Services Agreement Section 5.2(e) IP Registrations Section 2.14(a) Management Agreement Section 5.2(f) Material Contract Section 2.13(a) Material Vendors Section 2.16(a) Medicaid Business Recitals A-1

Defined Term Section Membership Purchase Price Section 1.7(b) Name Section 4.17 NCH Master Services Agreement Section 5.2(c) New Plans Section 4.7(e) New Reinsurance Agreement Section 5.2(d) Objection Notice Section 1.7(c)(ii) Old Plans Section 4.7(e) Party First Paragraph PHS Recitals Pre-Closing Novation Period Section 4.2(a) Privacy Laws Section 2.10(a)(i) Provider Contract Section 1.1(e) Purchase Price Section 1.7 Real Property Section 2.15(a) Regulatory Filings Section 2.5(d) Required D-SNP Regulatory Approvals Section 6.3(a) Required Medicaid Regulatory Approvals Section 6.3(a) Required Regulatory Approvals Section 6.3(a) Review Period Section 1.7(c)(ii) RFP Recitals Seller First Paragraph Seller Benefit Plans Section 2.12(b) Seller Contractors Section 2.12(a) Seller Employees Section 2.12(a) Seller Financial Statements Section 2.17 Seller Fundamental Representations Section 7.4(c) Seller Guaranteed Obligations Section 9.11(b) Seller Indemnified Persons Section 7.3 Seller Intellectual Property Section 2.14(a) Seller Lessee Real Property Section 2.15(a) Seller Lessee Real Property Leases Section 2.15(a) Seller Lessor Real Property Section 2.15(b) Seller Lessor Real Property Leases Section 2.15(b) Seller Real Property Leases Section 2.15(b) Seller Related Instruments Section 2.6 Services Agreement Recitals Successful Protest Unwind Section 8.3 Tax Purchase Price Section 1.8 Termination Date Section 8.1(c) Trademark Assignment Agreement Section 5.2(j) Transfer Taxes Section 4.13 Transferred Employees Section 4.7(a) Third-Party Claim Section 7.6(a) Top Providers Section 2.16(b) UHC Recitals UHC APA Recitals UHC Services Agreement Recitals A-2

For purposes of this Agreement, the following terms and variations thereof have the meanings specified or referred to in this Annex A: “2022 D-SNP Bid” means the information required to be submitted to CMS by 42 CFR Subpart F- Submission of Bids, Premiums and Related Information and Plan Approval codified at 42 CFR § 422.250 et seq. and the Part C-Medicare Advantage and 1876 Cost Plan Expansion Application including, but not limited to, pricing, plan benefit packages and formularies, in connection with an application to operate a Medicare Advantage plan in calendar year 2022. “Anthem” means Anthem Kentucky Managed Care Plan, Inc. “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person; provided, however, that UHC and PHS shall not be deemed Affiliates of Seller or its other Affiliates. “Business Day” means any day other than Saturday or Sunday or any other day which banks in New York are permitted or required to be closed. “Buyer Disclosure Schedules” means the disclosure schedules delivered by Buyer that qualify the representations and warranties of Buyer in ARTICLE III and attached to this Agreement. “CHFS Medicaid Contract Transfer Date” means the date on which the Medicaid Novation occurs. “CHFS Membership File” means the 834 membership file delivered by CHFS or other applicable Governmental Authority that shows the number of Medicaid Enrollees enrolled in the Molina Plan’s health plans. “CMS” means the U.S. Department of Health and Human Services Centers for Medicare & Medicaid Services. “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. “Code” means the Internal Revenue Code of 1986, as amended. “Confidential Information” means any proprietary or confidential information relating to the business or affairs of Seller, Evolent or Buyer or their respective Subsidiaries and Affiliates, as applicable (whether or not such information is embodied in writing or other physical form), including, without limitation, information relating to: (i) marketing or distribution data, (ii) business methods, plans and efforts, (iii) personnel data, (iv) the identity of, or courses of dealings or contracts with, actual or potential business relations, (v) financial statements or other financial information, (vi) computer databases, software programs and information relating to the nature of the hardware or software and how such hardware or software is used in combination or alone, (vii) servicing methods, equipment, programs, analyses or profit margins, and (viii) information received by such party from a third party subject to the terms of a confidentiality, non-disclosure or similar agreement or with the reasonable expectation that such information would be treated as confidential or proprietary information. Notwithstanding the foregoing, Confidential Information will exclude information that is: (a) generally available to the public other than as a result of improper disclosure by the receiving party, (b) reasonably believed by the receiving party to have been lawfully obtained by the receiving party from a third party under no obligation of confidentiality, (c) independently developed by the receiving party without any use of the Confidential Information, (d) previously known to, developed by or in the possession of the receiving party at the time of receipt thereof from the A-3 disclosing party, or (e) approved in writing by the disclosing party for disclosure. Failure to mark information as confidential or proprietary will not adversely affect its status as Confidential Information. “Contract” means any contract, agreement, purchase order, warranty or guarantee, license, use agreement, lease (whether for real estate, a capital lease, an operating lease or other any designation that permits the use of any property—real, personal, intellectual, tangible, intangible or mixed—without transferring the title to the property), instrument or note, in each case that creates a legally binding obligation, and in each case whether oral or written. “DOI” means the Kentucky Department of Insurance. “D-SNP Contract” means that certain State Medicaid Agency Agreement for Medicare Advantage Dual Special Needs Plan by and among the Commonwealth of Kentucky, Department for Medicaid Services and UHC, dated June 19, 2017, and that certain Contract (H9870), effective through December 30,2020, by and between UHC and CMS, in each case, as amended, supplemented and renewed from time to time and including all addendum thereto (including the CMS license agreement) or any successor Contract thereto. “D-SNP Contract Transfer Date” means the date on which the D-SNP Novation occurs. “D-SNP Enrollees” mean individuals who are properly enrolled in a D-SNP plan offered by Seller or UHC, as applicable. “D-SNP Membership File” means the D-SNP membership file compiled by Seller that shows the number of D-SNP Enrollees enrolled in Seller’s or UHC’s D-SNP plan and that takes into account data derived from vendor files as well as information and files provided by CMS. “D-SNP Novation” means the assignment and/or novation of the D-SNP Contract to Buyer or its applicable Affiliate or the entry into a new Contract that supersede and replace the D-SNP Contract. “Employee Transfer Date” means (i) with respect to the Early Transferred Employees, the date on which such Early Transferred Employee is hired by Buyer or its applicable Affiliate, and (ii) with respect to the Delayed Transferred Employees, January 1, 2021. “Encumbrance” means any charge, claim, equitable interest, lien, encumbrance, option, pledge, security interest, mortgage, encroachment, easement or restriction of any kind other than liens for taxes not yet due and payable and inchoate liens. “Enrollees” means collectively, the Medicaid Enrollees and the D-SNP Enrollees. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person, trade or business, whether or not incorporated, that is treated as a single employer with Seller under Sections 414(b), (c), (m) or (o) of the Code. “Evolent Employees” means those employees of Evolent or its Affiliates primarily performing services for the Business as of the date hereof, and who are set forth on Annex A-1, which such Annex will be updated prior to January 1, 2021, to reflect terminations and replacement hires in the Ordinary Course of Business. “FAC” means the Secretary of the Finance and Administration Cabinet. A-4

“GAAP” means United States generally acceptable accounting principles as applied by Seller prior to the Closing Date. “Governmental Authority” means any domestic or foreign federal, state, provincial, local or municipal court, legislature, executive or regulatory authority, agency or commission, or other governmental entity, authority or instrumentality, including, without limitation, any insurance or healthcare regulatory authority or economic development board or authority. “Governmental Authorization” means any domestic or foreign federal, state, provincial special or local license, permit, governmental authorization, certificate of exemption, franchise, accreditation, registration, approval or consent. “Health Care Laws” means all Legal Requirements relating to (a) the licensure, certification, qualification or authority to transact business in connection with the provision of, payment for, or arrangement of, health benefits or health insurance, and the regulation of third-party administrators, utilization review organizations, managed care, third-party payors and persons bearing financial risk for the provision or arrangement of health care items and services; (b) the Programs; (c) the solicitation or acceptance of improper incentives, inducements or remuneration, fraud and abuse, patient inducements, patient referrals or Provider incentives, including, without limitation, the following statutes and all regulations and guidance promulgated thereunder: the Federal anti-kickback law (42 U.S.C. § 1320a-7b), the Stark laws (42 U.S.C. § 1395nn), the Federal False Claims Act (31 U.S.C. §§ 3729, et seq.), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the Federal Health Care Fraud law (18 U.S.C. § 1347), and any similar state Legal Requirements; (d) the administration of healthcare claims or benefits or processing or payment for health care services, treatment, devices or supplies furnished by Providers, including third party administrators, utilization review agents and persons performing quality assurance, credentialing or coordination of benefits; (e) coding, coverage, reimbursement, claims submission, billing and collections related to any Program or otherwise related to insurance fraud; (f) the privacy, security, integrity, accuracy, transmission, storage or other protection of information, including without limitation HIPAA; (g) state insurance, health maintenance organization or managed care (including Medicaid programs), including without limitation those Legal Requirements and regulations pursuant to which Seller is required to be licensed or authorized to transact business as a health maintenance organization in Kentucky; (h) the Patient Protection and Affordable Care Act (Pub. L. 111-148) as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152), and all regulations promulgated thereunder, and (i) any other law or regulation which regulates kickbacks, patient or program charges, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care services applicable to the Business. “Indebtedness” means, with respect to any Person, (i) indebtedness of such Person for borrowed money, whether secured or unsecured, (ii) obligations of such Person for money owed evidenced by notes, bonds, debentures or other similar instruments, (iii) obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) capital lease obligations of such Person, (v) obligations of such Person under acceptance, letter of credit or similar facilities, (vi) obligations of such Person under interest rate cap, swap, collar or similar transaction or currency hedging transactions, and (vii) guarantees of such Person of any such indebtedness referred to in clauses (i)-(vi). “Intellectual Property” means all domestic and foreign (1) patents and patent applications, and all patents issuing thereon, including, without limitation, utility, model and design patents and certificates of invention, together with all reissue patents, patents of addition, divisionals, provisional applications, A-5 renewals, continuations, continuations-in-part, substitutions, additions, extensions, confirmations, re- examinations, and all foreign counterparts of the forgoing which are in the process of being prepared, and all inventions and improvements disclosed therein; (2) trademarks, service marks, trade dress, trade names, brand names, designs, logos, commercial symbols and corporate names, and all registrations, applications and goodwill associated therewith, and the right to recover for past, present and future infringement thereof (collectively, “Trademarks”); (3) copyrights and all works of authorship, whether or not registered or copyrightable, and all applications, registrations, and renewals in connection therewith; (4) software, including, without limitation, computer programs, operating systems, applications, firmware, utilities, tools, data files, databases, graphics, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, schematics, interfaces, architecture, file formats, routines, algorithms, video players, transcoding systems, content management systems, data collection tools, any updates, enhancements, replacements, modifications thereof, and any and all specifications and documentation (including, but not limited to, developer notes, comments and annotations) related thereto and all copyrights therein but excluding retail software products (“Software”); (5) domain names, Internet addresses and other computer identifiers, web sites, URLs, web pages, unique phone numbers, registrations for any of the foregoing and similar rights and items; (6) confidential and proprietary information, including without limitation, trade secrets, know-how, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information and data, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints, financial data, marketing and business data, strategic business and development plans (collectively, “Trade Secrets”); and (7) all other intellectual property and proprietary rights in any form or medium known as of the Closing Date, all copies and tangible embodiments of the foregoing, and all goodwill associated with any of the foregoing. “IP License” means (i) Contracts pursuant to which Seller has acquired rights (including usage rights) to any Seller Intellectual Property; and (ii) licenses or agreements pursuant to which Seller has licensed, granted or transferred any Seller Intellectual Property to a third party. “Knowledge” has the following meaning: an individual will have “Knowledge” of a particular fact or other matter if such individual, or any of his or her direct reports, is actually consciously aware of such fact or matter. “Knowledge of Buyer” (and any similar expression) means Knowledge of the Chief Executive Officer, Chief Operating Officer, Chief Compliance Officer and Chief Financial Officer of the Molina Plan. “Knowledge of Seller” (and any similar expression) means Knowledge of the Chief Executive Officer, Chief Operating Officer, Chief Compliance Officer and Chief Financial Officer of Seller or the Chief Compliance Officer or Chief Operating Officer of Evolent. “Legal Requirement” means any domestic or foreign federal, state, provincial, local or municipal law, ordinance, code, principle of common law, regulation, order or directive. “Liabilities” means any liabilities or obligations whatsoever, whether matured or unmatured, known or unknown, accrued or fixed, absolute or contingent or otherwise. “Medicaid” means the means-tested entitlement program under Title XIX of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth at 42 U.S.C. § 1396, et seq., as the same may be amended, and any successor law in respect thereof, and encompasses each state’s implementation of such program. A-6

“Medicaid Enrollees” mean individuals who are properly enrolled in a Medicaid managed care plan offered by the Molina Plan or Seller, as applicable; provided, however, in the event the Molina Plan agrees to transfer any Medicaid Enrollees between the Closing Date and the expiration of the Open Enrollment Period to any third party for consideration, then those transferred Medicaid Enrollees shall be included in the definition of Medicaid Enrollees. “Medicaid Novation” means the assignment and/or novation of the CHFS Medicaid Contract to Buyer or its applicable Affiliate or the entry into a new Contract that supersede and replace the CHFS Medicaid Contract. “Medical Claims” means, with respect to any measurement period, the aggregate dollar amount of claims incurred by the Business with respect to covered medical services provided between the Closing Date and January 1, 2021. “Medicare” means the entitlement program under Title XVIII of the Social Security Act, which provides specified medical benefits to individuals meeting eligibility criteria, as set forth at 42 U.S.C. § 1395, et seq., as the same may be amended, and any successor law in respect thereof. “Membership Purchase Price” has the meaning set forth on Annex 1.7(b). “Membership Threshold” has the meaning set forth on Annex 1.7(b). “Novations” means collectively the Medicaid Novation and the D-SNP Novation “Open Enrollment Period” means the open enrollment period established by CHFS or other applicable Governmental Authority in the ordinary course with respect to plan year 2021 and generally applicable to Medicaid managed care organizations offering Medicaid health plans in the Commonwealth of Kentucky during which an Enrollee may enroll or disenroll (whether by choice or as a result of auto- assignment) from a Medicaid health plan, which is currently anticipated to be from November 1, 2020 through January 31, 2021. “Operating Income” means the operating income generated by the Business during the period of time between the Closing and January 1, 2021 as determined in accordance with GAAP and calculated consistent with the example calculation attached hereto to as Annex A-2 (the “Example Income Statement”). “Order” means any writ, order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Authority. “Ordinary Course of Business” means any action (which includes, for this definition, any failure to take action), condition, circumstance or status of or regarding a Person that is consistent with the past practices of such Person and is taken or exists in the ordinary course of the normal operations of such Person. “Organizational Document” means, for any Person: (a) the articles or certificate of incorporation, formation or organization (as applicable) and the by-laws or similar governing document of such Person; (b) any limited liability company agreement, partnership agreement, operating agreement, stockholder agreement, voting agreement, voting trust agreement or similar document of or regarding such Person; (c) any other charter or similar document adopted or filed in connection with the incorporation, formation, organization or governance of such Person; or (d) any amendment to any of the foregoing. A-7

“Person” means any individual, partnership, limited partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity, or any Governmental Authority. “Permitted Encumbrance” means any of the following: (a) Encumbrances for Taxes, assessments, charges, levies or other claims not yet delinquent, or the validity of which are being contested in good faith; (b) Encumbrances imposed by Legal Requirements, such as materialmen’s, mechanics’, carriers’, warehousemen’s, workmen’s and repairmen’s liens and other such liens for amounts not yet delinquent, or the validity of which are being contested in good faith; (c) pledges or deposits to secure obligations under workers’ compensation Legal Requirements or similar legislation or to secure public or statutory obligations; (d) non-exclusive licenses for Intellectual Property; and (e) contractual obligations under any Contract assumed by Buyer pursuant to the terms of hereof. “Pre-Closing Tax Period” means any Tax period ending on or before the applicable Transfer Date, it being understood that to the extent necessary to carry out the intent of this Agreement, Pre-Closing Tax Periods ending during the 2020 Tax year shall be determined on an Assumed Contract by Assumed Contract (or an Acquired Asset by Acquired Asset) basis. “Proceeding” means any action, arbitration, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private). “Program” means Medicaid, Medicare, TRICARE, the Dual Eligible Special Needs program and any other state or federal healthcare programs. “Provider” means any professional, practitioner, provider or supplier of healthcare services, devices, or supplies to individuals, including, but not limited to, nurses, nurse practitioners, physicians or groups of physicians, hospitals, nursing homes, clinical laboratories, imaging provider, durable medical equipment, prosthetic, orthotics and supplies suppliers, supplemental benefit providers and any other ancillary service providers. “Real Estate Purchase Agreement” means that certain Real Estate Purchase and Sale Agreement, dated as of the date hereof, by and between Seller and Buyer or one of its Affiliates. “Records” means books, records, manuals or other materials or similar information (including customer records, personnel or payroll records, accounting or Tax records, purchase or sale records, price lists, correspondence, quality control records or research or development files). “Reinsurance Agreement” means that certain Indemnity Reinsurance Agreement, dated as of December 30, 2019, by and between Seller and UHC. “Representatives” means, for any Person, such Person’s officers, directors, managers, employees, consultants, agents, financial advisors, attorneys, accountants, other advisors, Affiliates and other representatives. “SAP” means the statutory accounting principles prescribed or permitted by the DOI. “Seller Disclosure Schedules” means the disclosure schedules delivered by Seller that qualify the representations and warranties of Seller in ARTICLE II and attached to this Agreement. “Seller Material Adverse Effect” means any material adverse effect to the Acquired Assets; provided, however, that in determining whether a Seller Material Adverse Effect has or would occur, is A-8 reasonably likely to occur, or would reasonably be expected to occur, any change or effect on Seller primarily resulting from, or arising out of, any of the following, (either alone or in combination) shall be excluded and disregarded: (i) changes in, or conditions affecting, interest rates or general economic conditions in the United States; (ii) changes in, or conditions affecting, the industries in which Seller operates; (iii) acts of war, terrorism, hostilities, or other similar events; (iv) natural disasters, pandemics and other similar events beyond the reasonable control of Seller; (v) changes in Legal Requirements or SAP or GAAP, or in the interpretation of the foregoing by any Person other than Seller; (vi) the results of the RFP, including the upcoming termination the CHFS Medicaid Contract and D-SNP Contract, and any changes as a result of the Open Enrollment Period or any special opt-out period; or (vii) any change, effect or circumstance resulting from the announcement or performance of this Agreement. “Subsidiary” of a Person means any corporation or other legal entity of which such Person (either alone or through or together with any other Subsidiary or Subsidiaries) is the general partner or managing entity or of which at least a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or others performing similar functions of such corporation or other legal entity is directly or indirectly owned or controlled by such Person (either alone or through or together with any other Subsidiary or Subsidiaries). “Successful Protest” has the meaning set forth on Annex 8.3. “Tax” or “Taxes” means all federal, state, local and foreign taxes (including, without limitation, income, gross receipts, profit, alternative minimum, add on minimum, franchise, sales, use, real property, personal property, ad valorem, excise, environmental (whether or not considered a tax under applicable Legal Requirements and including under Section 59A of the Code), occupation, unemployment, disability, payroll, employment, social security, wage withholding and bed taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, withholdings, or other similar charges of every kind, character or description imposed by any Governmental Authority, and any interest, penalties or additions to tax imposed thereon or in connection therewith. “Tax Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Transaction Documents” means this Agreement, all schedules, exhibits and annexes hereto, the Seller Related Instruments and the Buyer Related Instruments, and all of agreements entered into in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. “Transfer Date” means with respect to (i) the CHFS Medicaid Contract, the CHFS Medicaid Contract Transfer Date, (ii) the D-SNP Contract, the D-SNP Contract Transfer Date; and (iii) any other Acquired Asset, the effective date of assignment and assumption set forth in the Bill of Sale with respect to such Acquired Asset, which (a) with respect to the Seller Intellectual Property, shall be the Closing Date, (b) with respect to the Assumed Contracts (other than the CHFS Medicaid Contract and the D-SNP Contract) will be January 1, 2021 and (d) with respect to any other Acquired Asset not otherwise addressed above, the applicable Transfer Date of the Acquired Asset to which it relates. A-9

“TRICARE” means the program of medical and dental care for members of the United States uniformed services and certain former members of those services, and for their dependents, as set forth at 10 U.S.C. § 1071, et seq., as the same may be amended, and any successor law in respect thereof. “UHC D-SNP Closing” means the D-SNP Closing as defined in the UHC APA. “UHC D-SNP Closing Conditions” means the D-SNP Closing Conditions as defined in the UHC APA. “UHC Improvements” means the Improvements owned by UHC and PHS and as defined in the UHC APA. “UHC Owned Real Property” means the Owned Real Property owned by UHC and PHS and as defined in the UHC APA. “Warn Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state, local, or non-U.S. law, regulation, or ordinance. A-10